UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [X]    Preliminary Proxy Statement
 [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
 [ ]    Definitive Proxy Statement
 [ ]    Definitive Additional Materials
 [ ]    Soliciting Material Pursuant to [Section]240.14a-12

                (Name of Registrant as Specified In Its Charter)

                              RYDEX VARIABLE TRUST

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]    No fee required.
 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)    Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)    Proposed maximum aggregate value of transaction:

         (5)    Total fee paid:

 [ ]    Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:

         (2)    Form, Schedule or Registration Statement No.:

         (3)    Filing Party:

         (4)    Date Filed:

                              RYDEX VARIABLE TRUST

Dear Insurance Product Owner and Shareholder:

       I am writing to you on an important matter relating to the Rydex|SGI family of funds (the "Funds"). On September 20, 2011, Security Investors, LLC, the Funds' investment adviser, that operates under the name Rydex Investments (the "Investment Adviser"), an indirect wholly-owned subsidiary of an entity that is managed by a subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"), announced a transaction whereby Guggenheim Capital will acquire 100% of the Investment Adviser and certain affiliated businesses. This transaction is expected to be completed in late 2011 or early 2012.

       This transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds will remain the same and your daily experience in dealing with the Funds will remain unchanged. However, for legal reasons, the transaction would terminate the Funds' investment advisory agreements with the Investment Adviser and any sub-advisory agreements unless you approve new, substantially identical, agreements.

       Accordingly, by this joint proxy statement, we are requesting that you vote to approve investment advisory agreements and, as applicable, sub-advisory agreements to take the place of the current agreements, so that the Investment Adviser, and, as applicable, any sub-adviser, may continue to manage the Funds after the transaction is completed in a manner that is substantially similar to the current management of the Funds. The Funds are available as investment options under variable annuity contracts and variable life insurance policies ("insurance products").

       In addition, you will be asked to consider and approve: (i) the election of nine individuals to the Board of Trustees of Rydex Variable Trust; and (ii) a "manager of managers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board of Trustees, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser, subject to certain conditions set forth in an order previously granted to the Investment Adviser by the U.S. Securities and Exchange Commission.

       If you are a shareholder of the Rydex Variable Trust U.S. Government Money Market Fund (the "Money Market Fund"), we are also requesting that you vote to approve the elimination of the Money Market Fund's fundamental investment policy on investing in other investment companies.

       A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, including the Funds listed in an attachment to the Notice of Special Joint Meeting of Shareholders, has been scheduled for November 22, 2011 to vote on these matters. If you are a shareholder or insurance product owner of record of any of the Funds as of the close of business on October 3, 2011, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares or an insurance product.

       Pursuant to these materials, you are being asked to approve proposals for the Funds of Rydex Variable Trust, as noted above. Please note that you may receive similar materials if you own shares of other Funds in the Rydex|SGI fund complex asking you to approve proposals for the other Funds.

       You can vote in one of four ways:

       o By mail with the enclosed proxy card -- be sure to sign, date and return it in the enclosed postage-paid envelope,

       o     Through the web site listed in the proxy voting instructions,

       o By telephone using the toll-free number listed in the proxy voting instructions, or

       o     In person at the shareholder meeting on November 22, 2011.

       We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call The Altman Group at 1-877-864-5058.

       Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

       We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                  Sincerely,

                                  Richard M. Goldman
                                  President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

       By its very nature, the following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders ("Joint Proxy Statement").

                              QUESTIONS AND ANSWERS

Q.     WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Joint Proxy Statement and your proxy card -- because you have the right to vote on important proposals concerning the Rydex|SGI family of funds (the "Funds").

       Proposals 1 through 3 relate to actions that need to be taken in light of a transaction (the "Transaction") involving a change in the corporate ownership structure of Security Investors, LLC, which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser"). The Investment Adviser is managed by an indirect wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"). Guggenheim Capital wishes to purchase the Investment Adviser and certain affiliated businesses. This Transaction will be effected by Guggenheim Capital buying 100% of the equity of the holding company that owns the Investment Adviser. After the Transaction, Guggenheim Capital will control the Investment Adviser (through one or more of its subsidiaries), and it is expected that the services rendered to the Funds by the Investment Adviser will not change. The Transaction would terminate the Funds' current investment advisory agreements with the Investment Adviser (the "Current Investment Advisory Agreements") and the Investment Adviser's sub-advisory agreements with CLS Investments, LLC ("CLS"), the sub-adviser to certain Funds (the "Current CLS Agreements") and Dorsey, Wright & Associates, Inc. ("DWA"), the sub-adviser to certain Funds (the "Current DWA Agreements") (collectively, the "Current Agreements") unless you approve new substantially identical agreements.

       Proposal 4 relates to the election of nine individuals to the Board of Trustees (the "Board") of Rydex Variable Trust (the "Trust"). The Board proposes the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who would serve on other boards in the Rydex|SGI family of funds, would be appropriate.

       Proposal 5 relates to the approval of a "manager of managers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board and certain other conditions set forth in an order previously granted to the Investment Adviser by the U.S. Securities and Exchange Commission (the "SEC"), to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser. Currently, the Investment Adviser must obtain shareholder approval of any sub-advisory agreement with a new sub-adviser that it wishes to retain to manage a Fund, as well as any material changes to an existing sub-advisory agreement. As discussed in more detail below, a manager of managers arrangement would permit the Investment Adviser to avoid the expense and delays associated with obtaining shareholder approval.

       Proposal 6 only concerns shareholders of Rydex Variable Trust U.S. Government Money Market Fund (the "Money Market Fund"). Investors in other Funds are not asked to vote on the sixth proposal. The sixth proposal relates to the proposed elimination of the fundamental investment policy on investing in other investment companies to permit the Money Market Fund to make changes to its investment program as discussed in more detail below. The Money Market Fund's current policy on investing in other investment companies is not required and is more prohibitive than applicable law requires. The Money Market Fund will continue to invest in compliance with strict regulatory requirements applicable to money market funds.

Q.     WHY AM I BEING ASKED TO VOTE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, including the Funds, provides that a mutual fund's investment advisory agreement terminates whenever there is a "change in control" of the investment adviser. (In this context, the term "investment adviser" applies to both an investment adviser and a sub-adviser.) The change in the corporate ownership structure of the Investment Adviser contemplated by the Transaction would to constitute a "change in control" (as this term is used for regulatory purposes) of the Investment Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the mutual fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds (the "New Investment Advisory Agreements"), as well as new sub-advisory agreements between the Investment Adviser and CLS with respect to certain Funds (the "New CLS Agreements") and new sub-advisory agreements between the Investment Adviser and DWA with respect to certain Funds (the "New DWA Agreements") (collectively, the "New Agreements").

       The Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The personnel, officers and managers of the Investment Adviser will remain the same. Upon completion of the Transaction, Guggenheim Capital will be the parent company of the Investment Adviser. Guggenheim currently manages the Investment Adviser and certain of its affiliates through an indirect subsidiary.

       The Board considered the Transaction and voted in favor of the New Agreements, pursuant to which, subject to their approval by each Fund's respective shareholders, the Investment Adviser will continue to serve as investment adviser to the Funds, and CLS and DWA will continue to serve as sub-adviser to certain Funds after the completion of the Transaction. The fees charged by the each of the Investment Adviser, CLS and DWA (collectively, the "Advisers") for their services to the Funds under each New Agreement will be the same as their fees under the corresponding Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements.

       With respect to the fourth proposal, you are being asked to vote for the election of board members ("Trustees") because the Board believes it would be appropriate, in light of the Transaction, to subject the current Trustees to a shareholder vote and to ask shareholders to vote to add a new Trustee who is affiliated with Guggenheim Capital. The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected Trustees.

       With respect to the fifth proposal, the 1940 Act makes it unlawful for any person to act as an investment adviser (including a sub-adviser) to a fund except pursuant to a written contract that has been approved by a fund's board of trustees/directors as well as its shareholders. The Investment Adviser and certain affiliated Funds of the Trust have previously received an exemptive order from the SEC pursuant to which the Investment Adviser is permitted to retain sub-advisers and amend the terms of existing sub-advisory agreements with unaffiliated sub-advisers without shareholder approval. This type of arrangement, which gives more flexibility to appoint investment sub-advisers to manage a fund, is commonly referred to as a fund "manager of managers" arrangement. The SEC's order permitting the Investment Adviser to use a manager of managers arrangement requires that before a Fund may rely on the order, the Fund must obtain shareholder approval (among other conditions). Therefore, in order to provide the Investment Adviser with flexibility (subject to Board approval) to retain sub-advisers and amend sub-advisory agreements, you are being asked to approve of the use of the manager of managers arrangement for the Funds. Shareholders should note, however, that the Investment Adviser and the Board have no intent to make an extensive use of this arrangement in the foreseeable future.

       With respect to the sixth proposal, the 1940 Act requires the Money Market Fund's shareholders to approve a change to the applicable Money Market Fund's fundamental investment policy, with respect to investing in other investment companies. Each Money Market Fund's current fundamental investment policy prohibits investing in other investment companies, which unnecessarily limits investment strategies. Upon a request from the Investment Adviser to make changes to the Money Market Fund's policy to be able to invest a portion of the Money Market Fund's assets in other funds, the Board has reviewed the Money Market Fund's fundamental investment policies on investing in other investment companies and has recommended the elimination of the policies. The proposal is unrelated to the Transaction and only concerns shareholders of the Money Market Fund.

Q.     WILL THE PROPOSED TRANSACTION AFFECT ME?

A. No. The operations of the Advisers, the fees payable to the Advisers, and the persons responsible for the day-to-day investment management of the Funds will remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory and sub-advisory services provided to each Fund, as applicable, due to the Transaction.

Q.     WILL THERE BE ANY CHANGES TO THE FUNDS' OTHER SERVICE PROVIDERS?

A. The Transaction would also affect the control of certain of the Funds' other servicer providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, LLC which serves as the Funds' principal underwriter/distributor (the "Distributor"), and Rydex Fund Services, Inc., which provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. The Affiliated Service Providers and the Investment Adviser are commonly held. Under the 1940 Act, shareholder approval is not required in order for the Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. The Board has also been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to each Fund due to the Transaction.

Q.     WILL MY FUND'S FEES FOR INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES
       INCREASE?

A. No. The fee rates under the New Agreements are identical to those under the Current Agreements. Services also will remain substantially the same.

Q.     WILL THE PROPOSED CHANGES TO THE BOARD RESULT IN HIGHER FUND EXPENSES?

A.     No. Only "non-interested" Trustees (as that term is defined in the 1940
       Act) receive compensation from the Funds they oversee. The proposed additional Trustee would be an "interested" Trustee because of his affiliation with Guggenheim Capital. Because interested Trustees do not receive compensation from the Funds, the cost of this additional Trustee would not be borne by the Funds.

Q. FOR SHAREHOLDERS OF THE MONEY MARKET FUND ONLY. WHAT EFFECT WILL THE PROPOSED ELIMINATION OF THE MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES HAVE ON THE MONEY MARKET FUND?

A. While this proposal is intended to provide the Money Market Fund with flexibility to invest in other funds, the Money Market Fund would continue to be managed subject to the limitations on investing in other investment companies imposed by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, as well as the investment objectives, strategies, and policies expressed in the Money Market Fund's registration statements as may be changed by the Board from time to time, and regulations that apply to money market funds.

       If the proposal is approved by shareholders, the Money Market Fund would be permitted to invest in the shares of other investment companies (that are money market funds). As a shareholder of another investment company, a Money Market Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and would be exposed to the risks attributable to investing in the selected funds. These expenses would be in addition to the advisory and other expenses that the Money Market Fund bears directly in connection with its own operations. Notwithstanding the proposed elimination, at all times, the Money Market Fund will comply with the provisions of the 1940 Act that apply to investments in other investment companies and Securities and Exchange Commission Rule 2a-7, which strictly prescribes the type of investments that money market funds can invest in. The Money Market Fund will continue to seek to maintain a stable $1.00 price per share as permitted by current Rule 2a-7.

       Should the Money Market Fund's shareholders not approve the proposal to eliminate the Money Market Fund's fundamental investment policy on investing in other investment companies, the Fund's current fundamental investment policy on investing in investment companies would continue to apply unchanged and the Board would decide whether to make other changes to the Money Market Fund's investment program.

Q. I OWN SHARES OF OTHER FUNDS IN THE RYDEX|SGI FUND COMPLEX AND RECEIVED SIMILAR SOLICITATION MATERIALS REGARDING THOSE FUNDS. AM I ALSO BEING ASKED TO APPROVE THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT?

A. Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Rydex|SGI fund complex.

Q.     WHO IS ASKING FOR MY VOTE?

A. The enclosed proxy is being solicited by the Board of your Fund for use at the Special Joint Meeting of Shareholders to be held on November 22, 2011 (the "Meeting"), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Joint Meeting.

Q.     HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" all of the proposals contained in the Joint Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q.     WHY AM I RECEIVING INFORMATION ABOUT FUNDS I DO NOT OWN?

A. The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. Assuming that the requisite levels of aggregate shareholder consent are attained, an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund.

Q.     WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A. To be approved with respect to a particular Fund, each proposal, other than Proposal 4, must be approved by a "vote of a majority of the outstanding voting securities" of that Fund. With respect to the Money Market Fund, the proposed elimination of the Money Market Fund's fundamental investment policies on investing in other investment companies also must be approved by a "vote of a majority of the outstanding voting securities" of the Money Market Fund. In each case, the "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or
       (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. With respect to Proposal 4, a plurality of the shares voting is required to elect each individual nominated as a Trustee.

Q.     WILL MY VOTE MAKE A DIFFERENCE?

A. Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.     IF I AM A SMALL INVESTOR, WHY SHOULD I BOTHER TO VOTE?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.     I'M AN INSURANCE PRODUCT OWNER. HOW WILL MY VOTE BE COUNTED?

A. As a variable annuity contract or variable life insurance policy owner of record at the close of business on the record date, you have the right to instruct the life insurance company that issued your product as to how the shares of the Fund(s) attributable to your product should be voted. If no voting instructions are received, the life insurance company will vote the shares attributable to your product in proportion ("for" or "withhold authority") to those shares for which instructions are received. As a result, a small number of product owners could determine the outcome of the vote if other product owners fail to vote.

Q.     HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Q.     WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. If you have questions, please call The Altman Group at 1-877-864-5058.

       Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                              RYDEX VARIABLE TRUST

                       805 King Farm Boulevard, Suite 600
                            Rockville, Maryland 20850
                                 (800) 820-0888

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 22, 2011

       Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of Rydex Variable Trust (the "Trust") and each of its series listed on the attached list (each, a "Fund" and collectively, the "Funds") will be held at the Trust's offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. Eastern Time for the purposes listed below:

               PROPOSAL                               SHAREHOLDERS SOLICITED TO VOTE
1.   THE APPROVAL OF A NEW INVESTMENT                            ALL FUNDS
     ADVISORY AGREEMENT BETWEEN EACH TRUST
     AND SECURITY INVESTORS, LLC, WITH RESPECT
     TO EACH FUND

2.   THE APPROVAL OF A NEW SUB-ADVISORY                     RYDEX VARIABLE TRUST--
     AGREEMENT BETWEEN SECURITY INVESTORS,                      AMERIGO FUND
     LLC AND CLS INVESTMENTS, LLC, WITH                         CLERMONT FUND
     RESPECT TO CERTAIN FUNDS                               SELECT ALLOCATION FUND

3.   THE APPROVAL OF A NEW SUB-ADVISORY                     RYDEX VARIABLE TRUST--
     AGREEMENT BETWEEN SECURITY INVESTORS,              DWA FLEXIBLE ALLOCATION FUND
     LLC AND DORSEY, WRIGHT & ASSOCIATES,                 DWA SECTOR ROTATION FUND
     INC., WITH RESPECT TO CERTAIN FUNDS

4.   THE APPROVAL OF THE ELECTION OF NOMINEES                    ALL FUNDS
     TO THE BOARD OF TRUSTEES

5.   THE APPROVAL OF A "MANAGER OF                               ALL FUNDS
     MANAGERS" ARRANGEMENT FOR EACH OF THE
     FUNDS

6.   THE APPROVAL OF THE ELIMINATION OF THE                 RYDEX VARIABLE TRUST--
     FUNDAMENTAL INVESTMENT POLICY ON                 U.S. GOVERNMENT MONEY MARKET FUND
     INVESTING IN OTHER INVESTMENT COMPANIES

7.   TO TRANSACT SUCH OTHER BUSINESS AS MAY
     PROPERLY COME BEFORE THE MEETING

       After careful consideration, the Board of Trustees of the Trust unanimously recommend that shareholders vote "FOR" Proposals 1, 2, 3, 4, 5 and 6.

       Variable annuity contract or variable life insurance policy ("insurance products") owners or shareholders of record at the close of business on October 3, 2011 are entitled to notice of, and to vote at, the Meeting, even if such shareholders or insurance product owners no longer own such shares or products. You are invested in a Fund through the insurance products that you own.

       We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

                                  By Order of the Board of Trustees,

                                  Richard M. Goldman
                                  President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       FUNDS PARTICIPATING IN THE MEETING
                              ON NOVEMBER 22, 2011

                              RYDEX VARIABLE TRUST

  All-Asset Aggressive Strategy Fund                   Health Care Fund                        Russell 2000(R) 2x Strategy Fund
 All-Asset Conservative Strategy Fund                   Internet Fund                             S&P 500 2x Strategy Fund
   All-Asset Moderate Strategy Fund                Inverse Dow 2x Strategy Fund                   S&P 500 Pure Growth Fund
Alternative Strategies Allocation Fund             Inverse Government Long Bond                   S&P 500 Pure Value Fund
                                                        Strategy Fund
           Amerigo Fund                            Inverse Mid-Cap Strategy Fund               S&P MidCap 400 Pure Growth Fund
           Banking Fund                        Inverse NASDAQ-100(R) Strategy Fund             S&P MidCap 400 Pure Value Fund
       Basic Materials Fund                   Inverse Russell 2000(R) Strategy Fund          S&P SmallCap 600 Pure Growth Fund
        Biotechnology Fund                        Inverse S&P 500 Strategy Fund               S&P SmallCap 600 Pure Value Fund
          Clermont Fund                              Japan 2x Strategy Fund                       Select Allocation Fund
     Commodities Strategy Fund                            Leisure Fund                      Strengthening Dollar 2x Strategy Fund
      Consumer Products Fund                      Managed Futures Strategy Fund                        Technology Fund
         Dow 2x Strategy Fund                      Mid-Cap 1.5x Strategy Fund                      Telecommunications Fund
     DWA Flexible Allocation Fund                  Multi-Hedge Strategies Fund                        Transportation Fund
       DWA Sector Rotation Fund                  NASDAQ-100(R) 2x Strategy Fund                U.S. Government Money Market Fund
          Electronics Fund                             NASDAQ-100(R) Fund                        U.S. Long Short Momentum Fund
            Energy Fund                                    Nova Fund                                   Utilities Fund
         Energy Services Fund                          Precious Metals Fund                    Weakening Dollar 2x Strategy Fund
      Europe 1.25x Strategy Fund                         Real Estate Fund
        Financial Services Fund                           Retailing Fund
Government Long Bond 1.2x Strategy Fund         Russell 2000(R) 1.5x Strategy Fund

                                TABLE OF CONTENTS

OVERVIEW OF THE PROPOSALS .........................................................................   3
    PROPOSALS 1-3: Approval of the New Agreements .................................................   3
         Information Regarding the Transaction ....................................................   3
         Section 15(f) of the 1940 Act ............................................................   5
         Approval of the New Agreements by the Board ..............................................   5
         Board Considerations in Approving the New Agreements .....................................   6
         New Agreements ...........................................................................   7
    PROPOSAL 4: Approval of the Election of Trustees...............................................   9
    PROPOSAL 5: Approval of a "Manager of Managers" Arrangement ...................................   9
    PROPOSAL 6: Money Market Fund only--Approval of the Elimination of the
         Fund's Fundamental Investment Policy on Investing in Other Investment Companies ..........  10
PROPOSAL 1--THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS WITH RESPECT TO ALL FUNDS ..........  11
    The Investment Adviser ........................................................................  11
    Material Terms of the New Investment Advisory Agreements ......................................  11
BOARD RECOMMENDATION ON PROPOSAL 1 ................................................................  13
PROPOSAL 2--THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS ...........................................  14
    Information About CLS .........................................................................  14
    Material Terms of the CLS Sub-Advisory Agreements .............................................  15
BOARD RECOMMENDATION ON PROPOSAL 2 ................................................................  15
PROPOSAL 3--THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS ...........................................  16
    Information About DWA .........................................................................  16
    Material Terms of the DWA Sub-Advisory Agreements .............................................  17
BOARD RECOMMENDATION ON PROPOSAL 3 ................................................................  17
PROPOSAL 4--THE APPROVAL OF THE ELECTION OF TRUSTEES FOR THE TRUST ................................  18
    Information Regarding the Nominees ............................................................  18
    Board's Consideration of Each Nominee's Qualifications, Experience, Attributes or Skills ......  22
    Principal Officers of the Funds ...............................................................  25
    Nominee Ownership of Portfolio Shares .........................................................  27
    Board Compensation ............................................................................  28
    Committees and Meetings of the Board ..........................................................  30
    Independent Registered Public Accounting Firm .................................................  32
BOARD RECOMMENDATION ON PROPOSAL 4 ................................................................  33
PROPOSAL 5--THE APPROVAL OF A "MANAGER OF MANAGERS" ARRANGEMENT WITH RESPECT TO ALL FUNDS .........  34
    "Manager of Managers" Arrangement .............................................................  34
    Conditions of the Exemptive Relief ............................................................  35
    Board Considerations in Approving the "Manager of Managers" Arrangement .......................  35
BOARD RECOMMENDATION ON PROPOSAL 5 ................................................................  36

PROPOSAL 6 -- THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL INVESTMENT POLICY ON INVESTING
    IN OTHER INVESTMENT COMPANIES WITH RESPECT TO THE MONEY MARKET FUND ...........................  37
    Proposed Fundamental Investment Policy.........................................................  37
    Current Fundamental Investment Policy .........................................................  37
    Discussion of Proposed Modification ...........................................................  37
BOARD RECOMMENDATION ON PROPOSAL 6 ................................................................  38
OTHER BUSINESS ....................................................................................  39
ADDITIONAL INFORMATION ............................................................................  39
    Administrator, Principal Underwriter and Transfer Agent .......................................  39
    Affiliations and Affiliated Brokerage .........................................................  39
    Other Information .............................................................................  39
    Voting Information ............................................................................  39
    Shareholder Proposals .........................................................................  42

                                   APPENDICES

Appendix A       CORPORATE STRUCTURE OF THE INVESTMENT ADVISER ...................................   A-1

Appendix B       FORMS OF NEW INVESTMENT ADVISORY AGREEMENTS .....................................   B-1

Appendix C       INFORMATION REGARDING THE INVESTMENT ADVISORY AGREEMENTS AND
                 FEES PAID TO THE INVESTMENT ADVISER AND AFFILIATES ..............................   C-1

Appendix D       TRUSTEES/MANAGERS AND OFFICERS OF THE INVESTMENT ADVISER ........................   D-1

Appendix E       ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                 OBJECTIVES ADVISED BY SECURITY INVESTORS, LLC ...................................   E-1

Appendix F       FORM OF NEW SUB-ADVISORY AGREEMENT WITH CLS INVESTMENTS, LLC ....................   F-1

Appendix G       INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH CLS
                 INVESTMENTS, LLC AND FEES PAID TO THE SUB-ADVISER ...............................   G-1

Appendix H       DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF CLS INVESTMENTS, LLC ................   H-1

Appendix I       ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                 OBJECTIVES ADVISED BY CLS INVESTMENTS, LLC.. ....................................   I-1

Appendix J       FORM OF NEW SUB-ADVISORY AGREEMENT WITH DORSEY, WRIGHT & ASSOCIATES, INC. .......   J-1

Appendix K       INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH DORSEY, WRIGHT &
                 ASSOCIATES, INC. AND FEES PAID TO THE SUB-ADVISER ...............................   K-1

Appendix L       DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF DORSEY, WRIGHT & ASSOCIATES, INC. ...   L-1

Appendix M       ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED BY
                 DORSEY, WRIGHT & ASSOCIATES, INC. ...............................................   M-1

Appendix N       OUTSTANDING SHARES ..............................................................   N-1

Appendix O       BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND .......................   O-1

Appendix P       NOMINATING COMMITTEE CHARTER ....................................................   P-1

                              RYDEX VARIABLE TRUST

                       805 King Farm Boulevard, Suite 600
                            Rockville, Maryland 20850
                                 (800) 820-0888

                              JOINT PROXY STATEMENT
                      SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 22, 2011

       This joint proxy statement ("Joint Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Rydex Variable Trust (the "Trust"). The proxies are being solicited for use at a special joint meeting of shareholders of the Trust to be held at the Trust's offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. Eastern Time, and at any and all adjournments or postponements thereof (the "Meeting").

       The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Trust listed in the accompanying notice to this Joint Proxy Statement (each, a "Fund" and collectively, the "Funds") for the purposes listed below:

               PROPOSAL                               SHAREHOLDERS SOLICITED TO VOTE
1.   THE APPROVAL OF A NEW INVESTMENT                            ALL FUNDS
     ADVISORY AGREEMENT BETWEEN EACH TRUST
     AND SECURITY INVESTORS, LLC, WITH RESPECT
     TO EACH FUND ("PROPOSAL 1")

2.   THE APPROVAL OF A NEW SUB-ADVISORY                  RYDEX VARIABLE TRUST--
     AGREEMENT BETWEEN SECURITY INVESTORS,                   AMERIGO FUND
     LLC AND CLS INVESTMENTS, LLC, WITH                      CLERMONT FUND
     RESPECT TO CERTAIN FUNDS ("PROPOSAL 2")             SELECT ALLOCATION FUND

3.   THE APPROVAL OF A NEW SUB-ADVISORY                  RYDEX VARIABLE TRUST--
     AGREEMENT BETWEEN SECURITY INVESTORS,            DWA FLEXIBLE ALLOCATION FUND
     LLC AND DORSEY, WRIGHT & ASSOCIATES,               DWA SECTOR ROTATION FUND
     INC., WITH RESPECT TO CERTAIN FUNDS
     ("PROPOSAL 3")

4.   THE APPROVAL OF THE ELECTION OF NOMINEES                    ALL FUNDS
     TO THE BOARD OF TRUSTEES ("PROPOSAL 4")

5.   THE APPROVAL OF A "MANAGER OF                               ALL FUNDS
     MANAGERS" ARRANGEMENT FOR EACH OF THE
     FUNDS ("PROPOSAL 5")

6.   THE APPROVAL OF THE ELIMINATION OF THE                RYDEX VARIABLE TRUST--
     FUNDAMENTAL INVESTMENT POLICY ON                 U.S. GOVERNMENT MONEY MARKET FUND
     INVESTING IN OTHER INVESTMENT COMPANIES
     ("PROPOSAL 6")

7.   TO TRANSACT SUCH OTHER BUSINESS AS MAY
     PROPERLY COME BEFORE THE MEETING

       This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about October 17, 2011.

       The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

       You are entitled to vote at the Meeting of each Fund of which you are a shareholder or variable annuity contract or variable life insurance policy ("insurance products") owner as of the close of business on October 3, 2011 (the "Record Date"). Shares of each series are available primarily for insurance products. The Trust is soliciting voting instructions from insurance product owners and shareholders invested in each Fund in connection with the Proposals, as applicable. For ease of reference, throughout this Joint Proxy Statement, insurance product owners may be referred to as "shareholders" of a Fund.

       If you have any questions about the Proposals or about voting, please call The Altman Group, the Funds' proxy solicitor, at 1-877-864-5058.

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                 FOR THE MEETING TO BE HELD ON NOVEMBER 22, 2011

       This Joint Proxy Statement is available at www.proxyonline.us/docs/rydexsgi. In addition, shareholders can find important information about each Fund in the Fund's annual report, dated December 31, 2010, including financial reports for the fiscal year ended December 31, 2010, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to a Trust, by calling the telephone number shown on the front page of this Joint Proxy Statement or at www.rydex-sgi.com.

                            OVERVIEW OF THE PROPOSALS

                                 PROPOSALS 1 - 3

                         APPROVAL OF THE NEW AGREEMENTS

       Proposals 1 through 3 relate to actions that need to be taken in response to an impending transaction (the "Transaction") involving Securities Investors, LLC, which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser").

       The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, such as the Funds, provides that a mutual fund's investment advisory agreement terminates whenever there is a "change in control" of the investment adviser. Pursuant to the Transaction, there will be a "change in control" of the Investment Adviser. In order for the Investment Adviser to continue to advise the Funds and manage their investments, a new investment advisory agreement must be in effect upon the consummation of the Transaction. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

       In addition, the Transaction will result in the termination of the current sub-advisory agreements between: (i) the Investment Adviser and CLS Investments, LLC ("CLS") with respect to the Amerigo Fund, Clermont Fund and Select Allocation Fund (the "CLS Funds"); and (ii) the Investment Adviser and Dorsey, Wright & Associates, Inc. ("DWA") with respect to the DWA Flexible Allocation Fund and DWA Sector Rotation Fund (the "DWA Funds"). Accordingly, Proposal 1 relates to the approval by shareholders of new investment advisory agreements between the Investment Adviser and the Funds (the "New Investment Advisory Agreements"). Similarly, Proposal 2 relates to the approval by shareholders of new sub-advisory agreements between the Investment Adviser and CLS with respect to the CLS Funds (the "New CLS Agreements") and Proposal 3 relates to the approval by shareholders of new sub-advisory agreements between the Investment Adviser and DWA with respect to the DWA Funds (the "New DWA Agreements") (together with the New Investment Advisory Agreements, the "New Agreements").

              FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW
                                   AGREEMENTS.

                      INFORMATION REGARDING THE TRANSACTION

       Summary Discussion--Currently, the Investment Adviser is a part of a large group of companies that also includes businesses such as Security Benefit Life Insurance Company. The Investment Adviser is managed by an indirect wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"). Guggenheim Capital wishes to purchase the Investment Adviser and certain affiliated businesses. This Transaction will be effected by Guggenheim Capital buying 100% of the equity of the holding company that owns the Investment Adviser. After the

Transaction, Guggenheim Capital will control the Investment Adviser (through one or more of its subsidiaries), and it is expected that the services rendered to the Funds by the Investment Adviser will not change.

       Detailed Discussion--On September 20, 2011, Guggenheim Capital agreed to purchase the indirect holding company of the Investment Adviser. Guggenheim Capital's subsidiary, Guggenheim Partners, LLC ("Guggenheim") is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 25 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Its merchant banking activities include a portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Detailed information on the effect of the Transaction on the ownership structure of the Investment Adviser is set forth in Appendix A to this Joint Proxy Statement.

       The Transaction will not result in material changes to the day-to-day management and operations of the Funds. The personnel, officers and managers of the Investment Adviser will remain the same. Guggenheim Capital will be the parent company of the Investment Adviser.

       In addition, as a result of the Transaction, Guggenheim Capital will acquire control of the Funds' principal underwriter/distributor, Rydex Distributors, LLC (the "Distributor"), an affiliate of the Investment Adviser. Under the 1940 Act, shareholder approval is not required in order for the Distributor to continue providing services to the Funds after the closing of the Transaction.

       While the parties expect the Transaction to be completed in late 2011 or early 2012, it is subject to various conditions (including a condition that 80% or more of the Funds' assets managed by the Investment Adviser approve the New Investment Advisory Agreements), and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the current investment advisory agreements between the Investment Adviser and the Funds (each, a "Current Investment Advisory Agreement" and collectively, the "Current Investment Advisory Agreements"), the current sub-advisory agreements between the Investment Adviser and CLS with respect to the CLS Funds (the "Current CLS Agreements"), and the current sub-advisory agreements between the Investment Adviser and DWA with respect to the DWA Funds (the "Current DWA Agreements") (collectively, the "Current Agreements") will not terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short-and long-term options permitted by law, which could include interim investment advisory agreements of limited duration with the Investment Adviser, or maintaining the current ownership structure pending further discussions.

                          SECTION 15(f) OF THE 1940 ACT

       Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

       Consistent with the conditions of Section 15(f), Guggenheim Capital has agreed that it will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Investment Adviser has represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction.

                   APPROVAL OF THE NEW AGREEMENTS BY THE BOARD

       At a Special Meeting of the Board held on August 16, 2011 (the "August Special Board Meeting"), at which a majority of the members of the Board (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Trust and who are not interested persons of any party to the New Investment Advisory Agreements (the "Independent Trustees"), were present, the Board considered the New Investment Advisory Agreements, pursuant to which, subject to their approval by each Fund's shareholders, the Investment Adviser will continue to serve each Fund as investment adviser after the completion of the Transaction. At a Special Meeting of the Board held on September 14, 2011 (the "September Special Board Meeting", and together with the August Special Board Meeting, the "Special Board Meetings") at which a majority of the Trustees, including a majority of the Independent Trustees, were present, the Board considered further information about the Transaction and voted in favor of the New Investment Advisory Agreements.

       The Investment Adviser's rate of fees for its services to each Fund under each applicable New Investment Advisory Agreement will be the same as its fees under the corresponding Current Investment Advisory Agreement. The other terms of each New Investment Advisory Agreement will also be the same in all material respects to those of the corresponding Current Investment Advisory Agreement. As a result, in reviewing the New Investment Advisory

Agreements at the Special Board Meetings, the Board also considered its review of relevant materials relating to the Current Investment Advisory Agreements at the Board's contract review meeting on August 11, 2011 and contract renewal meeting on August 17, 2011 (together, the "2011 Renewal Meeting").

              BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

       Prior to the Special Board Meetings, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital's financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

       In considering the New Agreements, the Board determined that the New Agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the New Agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Investment Adviser, CLS and DWA (collectively, the "Advisers") that the Board had received relating to the Current Agreements at the Board's 2011 Renewal Meeting. The Trustees noted that, at the 2011 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Investment Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital's commitment to the success of the Investment Adviser and the Funds.

       In addition, as a part of their required consideration of the renewal of the Current Agreements at the 2011 Renewal Meeting, the Trustees, including the Independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Advisers' investment advisory and other services;
(b) the Advisers' investment management personnel; (c) the Advisers' operations and financial condition; (d) the Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Advisers charge compared with the fees charged to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisers' profitability from its Fund-related operations; (h) the Advisers' compliance systems; (i) the Advisers' policies on and compliance procedures for personal securities transactions; (j) the Advisers' reputation, expertise and resources in the financial markets; and
(k) Fund performance compared with similar mutual funds. Based on the Board's deliberations at the 2011 Renewal Meeting, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Advisers to any of the Funds, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreements are fair and reasonable;

(b) concluded that the Advisers' fees were reasonable in light of the services that they provide to the Funds; and (c) agreed to approve the New Agreements, subject to shareholder approval.

                                 NEW AGREEMENTS

       NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISERS. At the 2011 Renewal Meeting, the Board reviewed the scope of services to be provided by the Investment Adviser under the Current Investment Advisory Agreements, by CLS under the Current CLS Agreements, by DWA under the Current DWA Agreements and by AIFS under the Current AIFS Agreement, and, at the Special Board Meetings, noted that there would be no significant differences between the scope of services required to be provided by the Advisers under the Current Agreements (which had been recently approved by shareholders and renewed by the Board at the 2011 Renewal Meeting) and the scope of services required to be provided by the Advisers under the New Agreements. The Board noted that the key investment and management personnel of the Investment Adviser servicing the Funds, the management personnel of CLS servicing the CLS Funds, the management personnel of DWA servicing the DWA Funds and the management personnel of AIFS servicing the AIFS Fund are expected to remain the same following the Transaction. The Trustees also considered Guggenheim Capital's representations to the Board that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board also noted that CLS, DWA and AIFS were not involved in the Transaction and that the approval of the New CLS Agreements with CLS, the New DWA Agreements with DWA and the New AIFS Agreement with AIFS was required due to the proposed assignment of the Current Investment Advisory Agreements with the Investment Adviser.

       FUND EXPENSES AND PERFORMANCE OF THE FUNDS AND THE ADVISERS. At the 2011 Renewal Meeting, the Board had reviewed statistical information prepared by the Advisers regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Partners at the August Special Board Meeting that the Investment Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the Transaction. The Board also concluded that CLS, DWA and AIFS would continue to operate following the closing of the Transaction in much the same manner as they operate today and, as a result, the Board concluded that the investment performance of CLS, DWA and AIFS were not expected to be affected by the Transaction.

       COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE ADVISERS AND THEIR AFFILIATES. At the 2011 Renewal Meeting, the Board had reviewed information about the profitability of the Funds to the Investment Adviser based on the advisory fees payable under the Current Investment Advisory Agreements. At that meeting, the Board had also analyzed the Funds' expenses, including the investment advisory fees paid to the Investment Adviser. The Board also had reviewed reports comparing the expense ratios and sub-advisory fees to those of other comparable mutual funds and concluded that CLS' and DWA's sub-advisory fees were reasonable and the result of arm's length negotiation. At the Special Board Meetings, the Board considered the fact that the fee rates payable to each of the Advisers would be the same under each Fund's New Agreements as they are under such Fund's Current Agreements. At that meeting, the Board had also concluded that, in the near future, the profits to be realized by CLS and its affiliates under the New CLS Agreements and DWA and its affiliates under the DWA Agreements, and from other relationships between the Funds and CLS and DWA and their affiliates, if any, should remain within the range the Board previously considered reasonable and appropriate. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Advisers' profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

       ECONOMIES OF SCALE. In connection with its review of the Funds' profitability analysis at the 2011 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Trustees noted that the fees would not change under the New Agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fees payable to the Advisers under the New Agreements when the renewal of the New Agreements comes before the Board.

       OTHER BENEFITS TO THE ADVISERS AND/OR ITS AFFILIATES. In addition to evaluating the services provided by the Investment Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Distributor under a separate agreement at the 2011 Renewal Meeting. At the Special Board Meetings, the Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Investment Adviser, noting that the Investment Adviser would no longer be a subsidiary of SBC. In this regard, the Board noted that, under the corporate structure after the Transaction, the Investment Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

       With respect to the New CLS Agreements and New DWA Agreements, at the 2011 Renewal Meeting, the Board received and considered information regarding the character and amount of other incidental benefits CLS and DWA might receive as a result of its relationship with the CLS Funds and DWA Funds, respectively, including their soft dollar practices, if any. The Board concluded that, taking into account any incidental benefits CLS and DWA might receive, the terms of the Current CLS Agreements and the Current DWA Agreements, including the compensation to be paid thereunder, were reasonable. At its Special Board Meetings, the Board considered other benefits to CLS and DWA, and their affiliates expected to be derived from their relationships with the Funds as a result of the Transaction and noted that no additional benefits were expected because CLS and DWA were not parties to the Transaction.

                                   PROPOSAL 4

                              ELECTION OF TRUSTEES

       Proposal 4 relates to the election of the following nine individuals to the Board: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. All of the nominees, except for Mr. Cacciapaglia, currently serve on the Board. If elected, the terms of the nominees will begin shortly after the shareholder vote and each nominee will serve as Trustee for the life of the Trust or until retirement, removal, or his office is terminated pursuant to the Trust's Declaration of Trust. Unless and until such new terms begin, the existing Trustees will continue to serve their current terms. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who is proposed to serve on the other boards in the Rydex|SGI family of funds would be appropriate. If elected by shareholders, Mr. Cacciapaglia's term as Trustee would commence shortly after the shareholder vote.

       The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected trustees (and to comply with certain legal requirements regarding the proportion of board members that need to have been elected by shareholders). Because a shareholder vote is required to approve the New Investment Advisory Agreements, the Board has proposed that shareholders elect all of the nominees during the same shareholder meeting, which would avoid the expense of preparing and mailing another proxy statement solely for the election of Trustees.

                                   PROPOSAL 5

                 APPROVAL OF A "MANAGER OF MANAGERS" ARRANGEMENT

       Shareholders of the Funds also are being asked to consider the approval of a "manager of mangers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser. The 1940 Act makes it unlawful for any person to act as an investment adviser (including a sub-adviser) to a fund except pursuant to a written contract that has been approved by the fund's board as well as shareholders. Therefore, the Investment Adviser is generally required to obtain shareholder approval prior to retaining a new sub-adviser, which can be costly.

       The Investment Adviser and certain affiliated funds have previously obtained an exemptive order from the U.S. Securities and Exchange Commission ("SEC"), pursuant to which the Investment Adviser may retain a new sub-adviser to manage a fund, or amend the terms of an existing sub-advisory agreement without prior shareholder approval, subject to certain conditions, including a requirement to send information to shareholders with respect to the appointment of a new sub-adviser (the "Manager of Managers Order"). In addition to the other conditions imposed by the Manager of Managers Order, before the arrangement may be relied upon for a Fund, shareholders of the Fund must approve the arrangement. Although no sub-advisers currently serve the Funds, because shareholder approval is being solicited for other proposals, you are being asked to approve the reliance by the Investment Adviser and the Funds on the Manager of Managers Order. If approved, the Manager of Managers Order would allow the Investment Adviser, subject to Board review and approval, to retain or replace sub-advisers without the delay and expenses associated with soliciting shareholder approval. Shareholders should note, however, that the Investment Adviser and the Board have no intent to make an extensive use of this arrangement for the Funds in the foreseeable future.

                                   PROPOSAL 6

  MONEY MARKET FUND ONLY--APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL
          INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES

       Shareholders of the U.S. Government Money Market Fund (the "Money Market Fund") also are being asked to consider the approval of the elimination of the Money Market Fund's current fundamental investment policy on investing in other investment companies. Under the 1940 Act, any change to a fundamental investment policy must be approved by shareholders of the fund. The 1940 Act does not require that a fund adopt a fundamental investment policy on investing in other investment companies. Therefore, the Money Market Fund's current fundamental investment policies on investing in other investment companies is unnecessary. This proposal is motivated by the decision to change the Money Market Fund's investment strategies in order to invest in other investment companies when the Investment Adviser deems such an investment in the best interests of the Money Market Fund. The Money Market Fund's current policies restrict unnecessarily the Money Market Fund's ability to invest in other investment companies so the Investment Adviser proposed, and the Board agreed, to eliminate the Fund's policy on investing in other investment companies. Accordingly, Proposal 6 seeks approval of the elimination of each Money Market Fund's fundamental investment policy on investing in other investment companies in order to permit the Money Market Fund to invest in other investment companies. Proposal 6 is unrelated to Proposals 1 through 3. The Investment Adviser believes that it could be appropriate, when market conditions warrant, for the Money Market Fund to invest in other money market funds. The Investment Adviser also believes that this change could improve yield and could permit the Fund to have exposure to new attractive investment opportunities. The Money Market Fund will remain subject to strict regulatory requirements that apply to money market funds.

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
                  UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
         "FOR" THE APPROVAL OF THE NEW AGREEMENTS, "FOR" THE ELECTION OF
          EACH NOMINEE, "FOR" THE APPROVAL OF THE A MANAGER OF MANAGERS
            ARRANGEMENT AND "FOR" THE ELIMINATION OF THE FUNDAMENTAL
          INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES
            FOR EACH MONEY MARKET FUND. UNMARKED, PROPERLY SIGNED AND
                         DATED PROXIES WILL BE SO VOTED.

               PROPOSAL 1--THE APPROVAL OF NEW INVESTMENT ADVISORY
                      AGREEMENTS WITH RESPECT TO ALL FUNDS

       As discussed above, Proposal 1 relates to the approval by shareholders of the New Investment Advisory Agreements between the Investment Adviser and each of the Funds. You are being asked to vote separately on Proposal 1 solely with respect to the Fund(s) that you own. Forms of the New Investment Advisory Agreements are attached in Appendix B.

       The terms of the New Investment Advisory Agreements are substantially identical to those of the Current Investment Advisory Agreements, which were recently approved by shareholders, except with respect to the date of execution. Consequently, upon shareholder approval, the Investment Adviser will continue to render substantially the same services to the Funds under the New Investment Advisory Agreements that it currently renders to the Funds under the Current Investment Advisory Agreements.

       The Current Investment Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Investment Advisory Agreements will terminate. If for any reason the Transaction does not occur, the Current Investment Advisory Agreements will not terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

                             THE INVESTMENT ADVISER

       Security Investors, LLC, which operates under the name Rydex Investments, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and currently serves as investment adviser to the Funds pursuant to the Current Investment Advisory Agreements. Information regarding the Current Investment Advisory Agreements, including (a) the date of the agreements, (b) the date on which they were last approved by shareholders and (c) the rate of compensation to the Investment Adviser, is provided in Appendix C. If the New Investment Advisory Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under "Term and Continuance" below).

       Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser is set forth in Appendix D. A list of the Trustees and officers of the Trust who hold positions with the Investment Adviser also is set forth in Appendix D. In addition, set forth in Appendix E is a list of other registered investment companies with similar investment objectives as each Fund, for which the Investment Adviser acts as investment manager, adviser or sub-adviser. (As previously noted, the ownership structure of the Investment Adviser is set forth in Appendix A.)

            MATERIAL TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENTS

       The following summary of the New Investment Advisory Agreements summarizes the material terms of the New Investment Advisory Agreements and is qualified in its entirety by reference to the New Investment Advisory Agreements, a form of which is attached in Appendix B.

       DUTIES OF THE INVESTMENT ADVISER. Under the Current Investment Advisory Agreements and the New Investment Advisory Agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements"), the Investment Adviser is required to:

       o provide the Funds with investment research, advice and supervision and furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

       o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of each Trust's Declaration of Trust, By-Laws and registration statement on file with the SEC;

       o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds' prospectus(es) and applicable laws and regulations;

       o     vote any proxies for Fund securities;

       o provide the Trust, and any other agent designated by the Trust, with records concerning the Investment Adviser's activities which each Fund is required to maintain; and

       o provide other reports reasonably requested by the Trust's officers and Board concerning the Investment Adviser's discharge of the foregoing responsibilities.

       INDEMNITY OBLIGATION. Under the Advisory Agreements, the Investment Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) the Investment Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' registration statement or any written guidelines or instruction provided in writing by the Board; (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or (c) the Investment Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Advisory Agreements.

       TERM AND CONTINUANCE. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of the

Trustees or by a vote of the shareholders; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

       Each Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a Fund upon the vote of either the Board or by a majority of the outstanding voting securities of the Fund. The Investment Adviser may also, by not more than sixty (60) days' nor less than thirty (30) days' written notice, terminate the Advisory Agreements. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

                       BOARD RECOMMENDATION ON PROPOSAL 1

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 1

             PROPOSAL 2--THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS
                                WITH RESPECT TO:

                                  AMERIGO FUND
                                  CLERMONT FUND
                             SELECT ALLOCATION FUND

       As discussed above, Proposal 2 relates to the approval by shareholders of the New CLS Agreements between the Investment Adviser and CLS with respect to Amerigo Fund, Clermont Fund and Select Allocation Fund. You are being asked to vote separately on Proposal 2 solely with respect to the CLS Fund(s) that you own. A form of the New CLS Agreements is attached in Appendix F.

       The terms of the New CLS Agreements are identical to those of the corresponding Current CLS Agreements, which were recently approved by shareholders, except with respect to the date of execution. Consequently, upon shareholder approval, CLS will continue to render substantially the same services to the CLS Funds under the New CLS Agreements that it currently renders to the CLS Funds under the Current CLS Agreements.

       The Current CLS Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current CLS Agreements will terminate. Thereafter, subject to shareholder approval, the New CLS Agreements will go into effect. If for some reason the Transaction does not occur, the Current CLS Agreements will not automatically terminate and will remain in effect, and the New CLS Agreements will not be entered into, even if they have been approved by Fund shareholders.

       The effectiveness of Proposal 2 is also contingent on the approval of Proposal 1 by shareholders of the corresponding CLS Funds.

                              INFORMATION ABOUT CLS

       CLS Investments, LLC, located at 4020 South 147th Street, Omaha, Nebraska, 68137, currently serves as sub-adviser to each of Amerigo Fund, Clermont Fund and Select Allocation Fund pursuant to the Current CLS Agreement. Information regarding the Current CLS Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to CLS, is provided in Appendix G. If the New CLS Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

       Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of CLS is set forth in Appendix H. A list of the Trustees and officers of the Trust who hold positions with CLS also is set forth in Appendix H. In addition, set forth in Appendix I is a list of other registered investment companies with similar investment objectives as the CLS Funds, for which CLS acts as investment manager, adviser or sub-adviser.

       CLS is a wholly-owned subsidiary of Northstar Financial Services Group, LLC ("Northstar"), a Nevada limited liability company. NorthStar is owned 50% by
W. Patrick Clarke and 50% by Michael Miola, both of whom serve as a manager of CLS.

                MATERIAL TERMS OF THE CLS SUB-ADVISORY AGREEMENT

       The following summary of the New CLS Agreement between the Investment Adviser and CLS summarizes its material terms and is qualified in its entirety by reference to such New CLS Agreement, a form of which is attached in Appendix F.

       DUTIES OF CLS. Under the Current CLS Agreement and the New CLS Agreement, each between the Investment Adviser and CLS (collectively, the "CLS Sub-Advisory Agreements"), CLS, subject to the supervision of the Investment Adviser and the Board, is responsible for managing the assets of each of the CLS Funds, including making investment decisions and placing orders to purchase and sell securities for such Funds, all in accordance with the investment objective and policies of such Funds as reflected in their current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, CLS will also maintain all books and records relating to the transactions it executes or that are otherwise required, and render to the Trust and the Investment Adviser such periodic and special reports at any time upon reasonable request.

        INDEMNITY OBLIGATION. The CLS Sub-Advisory Agreements provide that each of the Investment Adviser and CLS agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising as a result of the failure to meet the standard of care (generally the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use) set forth in the CLS Sub-Advisory Agreements. Furthermore, the Investment Adviser and CLS each agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising or as a result of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligation and duties thereunder.

       TERM AND CONTINUANCE. Under their terms, the CLS Sub-Advisory Agreements will remain in full force and effect for a period of up to two years from the date of their execution, and will continue thereafter as long as their continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of a CLS Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the CLS Sub-Advisory Agreements may be terminated with respect to a CLS Fund, at any time upon 60 days' written notice without the payment of any penalty, either by the Investment Adviser or CLS. Additionally, each CLS Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the corresponding Investment Advisory Agreement.

                       BOARD RECOMMENDATION ON PROPOSAL 2

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                     OF THE CLS FUNDS VOTE "FOR" PROPOSAL 2

             PROPOSAL 3--THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS
                                WITH RESPECT TO:

                          DWA FLEXIBLE ALLOCATION FUND
                            DWA SECTOR ROTATION FUND

       As discussed above, Proposal 3 relates to the approval by shareholders of the New DWA Agreements between the Investment Adviser and DWA with respect to DWA Flexible Allocation Fund and DWA Sector Rotation Fund. You are being asked to vote separately on Proposal 3 solely with respect to the DWA Fund(s) that you own. A form of the New DWA Agreements is attached in Appendix J.

       The terms of the New DWA Agreements are identical to those of the corresponding Current DWA Agreements except with respect to the date of execution. Consequently, upon shareholder approval, DWA will continue to render substantially the same services to the DWA Funds under the New DWA Agreements that it currently renders to the DWA Funds under the Current DWA Agreements.

       The Current DWA Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current DWA Agreements will terminate. Thereafter, subject to shareholder approval, the New DWA Agreements will go into effect. If for some reason the Transaction does not occur, the Current DWA Agreements will not automatically terminate and will remain in effect, and the New DWA Agreements will not be entered into, even if they have been approved by Fund shareholders. The effectiveness of Proposal 3 is also contingent on the approval of Proposal 1 by shareholders of the corresponding DWA Funds.

                              INFORMATION ABOUT DWA

       Dorsey, Wright & Associates, Inc., located at 9201 Forest Hill Avenue, Suite 100, Richmond, VA 23235, currently serves as sub-adviser to each of DWA Flexible Allocation Fund and DWA Sector Rotation Fund pursuant to the Current DWA Agreement. Information regarding the Current DWA Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to DWA, is provided in Appendix K. If the New DWA Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

       Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of DWA is set forth in Appendix L. A list of the Trustees and officers of the Trust who hold positions with DWA also is set forth in Appendix L. In addition, set forth in Appendix M is a list of other registered investment companies with similar investment objectives as the DWA Funds, for which DWA acts as investment manager, adviser or sub-adviser. DWA has announced that they may undergo a change of ownership in the upcoming months which is expected to result in a "change of control" and thus would terminate the New DWA Agreements. It is anticipated that if Proposal

6 of this proxy statement (i.e., the proposal to approve a manager of managers arrangement) is approved by shareholders, the New DWA Agreements would be renewed without shareholder approval, as permitted under the arrangement, in order to avoid the expense of an additional solicitation.

                MATERIAL TERMS OF THE DWA SUB-ADVISORY AGREEMENT

       The following summary of the New DWA Agreements between the Investment Adviser and DWA summarizes its material terms and is qualified in its entirety by reference to such New DWA Agreements, a form of which is attached in Appendix J.

       DUTIES OF DWA. Under the Current DWA Agreements and the New DWA Agreements, each between the Investment Adviser and DWA (collectively, the "DWA Sub-Advisory Agreements"), DWA, subject to the supervision of the Investment Adviser and the Board, is responsible for holding and selling investments for the account of each of the DWA Funds. In accordance with applicable requirements, DWA will also maintain all books and records relating to the transactions it executes or that are otherwise required, and render to the Trust and the Investment Adviser such periodic and special reports at any time upon reasonable request.

       INDEMNITY OBLIGATION. The DWA Sub-Advisory Agreements provide that each of the Investment Adviser and DWA agrees to indemnify each other against any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered as a result of error of judgment or mistake of law, unless such losses, claims, damages, liabilities or litigation arise out of or are based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the either party in the performance of any of its duties or obligations under the DWA Sub-Advisory Agreements or (ii) any untrue statement of a material fact contained in the prospectus, proxy materials, reports, advertisements, sales literature, or other materials pertaining to a Fund or the omission to state therein a material fact therein. Unless otherwise obligated under applicable law, the Investment Adviser and DWA will not be liable for consequential or indirect damages even if the Investment Adviser and DWA have been advised of the possibility or likelihood of the occurrence of such damages.

       TERM AND CONTINUANCE. Under their terms, the DWA Sub-Advisory Agreements will remain in full force and effect for a period of up to two years from the date of their execution, and will continue thereafter as long as their continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of a DWA Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the DWA Sub-Advisory Agreements may be terminated with respect to a DWA Fund, at any time upon 60 days' written notice without the payment of any penalty, either by the Investment Adviser or DWA. Additionally, each DWA Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the corresponding Investment Advisory Agreement.

                       BOARD RECOMMENDATION ON PROPOSAL 3

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                     OF THE DWA FUNDS VOTE "FOR" PROPOSAL 3

          PROPOSAL 4--THE APPROVAL OF THE ELECTION OF TRUSTEES FOR ALL
                                      FUNDS

       Proposal 4 relates to the election of Trustees for the Board. The Board proposes the election of the following nominees: Donald C. Cacciapaglia, Corey
A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office for the life of a Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. A Trustee may be removed either by: (i) the vote or written consent of at least two-thirds of the Trustees prior to such removal or (ii) the vote or written consent of Shareholders owning at least than two-thirds of a Trust's outstanding shares.

       In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who is proposed serve on other boards in the Rydex|SGI family of funds, would be appropriate. If elected, Mr. Cacciapaglia would be an Interested Trustee due to the position he holds with Guggenheim Capital.

       The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected trustees. The Board also believes that good governance practices involve having a majority of its members be Independent Trustees. If all of the nominees are elected, the Board will consist of seven trustees who are not considered to be "interested persons" of the Funds as defined in the 1940 Act and two trustees who are considered to be "interested persons" of the Funds as defined in the 1940 Act.

       The Trust's Nominating Committee, which is responsible for identifying, evaluating and nominating individuals to serve as trustees of the Trust, recommended that the Board expand in size to nine members, and include a trustee who is affiliated with the Investment Adviser's parent company, Guggenheim Capital. The Board considered the long-term ability of the Rydex|SGI family of funds to operate in an efficient and cohesive manner and determined that expanding the size of the Board to include a representative of the parent of the Investment Adviser would benefit the Funds. The Nominating Committee also considered Mr. Cacciapaglia's skills and background, and noted that his past and current experience in various aspects of banking and finance would make him a strong addition to the Board. At a meeting held on September 16, 2011, the Board approved the Nominating Committee's recommendation that the nine nominees stand for election.

                       INFORMATION REGARDING THE NOMINEES

       The following table lists the nominees for Trustee, including the current Trustees, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. For the new Trustee nominee, the table shows the number of funds the nominee will oversee if elected. The fund complex consists of Rydex ETF Trust, Rydex Variable Trust, Rydex Series Funds, Rydex Dynamic Funds, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap

Growth Fund and SBL Fund. The mailing address of each nominee is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                           POSITION(S) HELD                                                        IN FUND
                            WITH THE TRUST,                                                        COMPLEX          OTHER
                            TERM OF OFFICE                                                         OVERSEEN      DIRECTORSHIPS
    NAME, ADDRESS           AND LENGTH OF                 PRINCIPAL OCCUPATION(S)                 BY TRUSTEE    HELD BY TRUSTEE
 AND AGE OF TRUSTEE          TIME SERVED                    DURING PAST 5 YEARS                   OR NOMINEE      OR NOMINEE
---------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEES OR NOMINEES
---------------------------------------------------------------------------------------------------------------------------------
Donald C.                   Nominee                 Guggenheim Investments: President and           212           None
Cacciapaglia (60)*                                  Chief Administrative Officer from February
                                                    2010 to present

                                                    Channel Capital Group Inc.: Chairman and
                                                    CEO from April 2002 to February 2010
---------------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman (50)**   Trustee and President   Security Benefit Corporation: Senior Vice       212           None
                            from 2009 to present    President from March 2007 to present

                                                    Security Benefit Asset Management
                                                    Holdings, LLC: Chief Executive Officer
                                                    from October 2010 to present

                                                    Rydex Holdings, LLC: Chief Executive
                                                    Officer & Manager from January 2009 to
                                                    present

                                                    Security Investors, LLC: President, CEO &
                                                    Member Representative from August 2007
                                                    to present

                                                    Rydex Distributors, LLC: President, Chief
                                                    Executive Officer and Manager from
                                                    January 2009 to present

                                                    Rydex Fund Services, LLC: Manager from
                                                    July 2009 to present

                                                    SBL Fund, Security Equity Fund, Security
                                                    Income Fund, Security Large Cap Value
                                                    Fund and Security Mid Cap Growth Fund:
                                                    President from May 2008 to present

                                                    First Security Benefit Life and Annuity
                                                    Insurance Company of New York: Director
                                                    from September 2007 to September 2010

                                                    Rydex Advisors, LLC: Director and Chief
                                                    Executive Officer from January 2009 to
                                                    January 2010

                                                    Rydex Advisors II, LLC: Director and Chief
                                                    Executive Officer from January 2009 to
                                                    January 2010
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                           POSITION(S) HELD                                                        IN FUND
                            WITH THE TRUST,                                                        COMPLEX          OTHER
                            TERM OF OFFICE                                                         OVERSEEN      DIRECTORSHIPS
    NAME, ADDRESS           AND LENGTH OF                 PRINCIPAL OCCUPATION(S)                 BY TRUSTEE    HELD BY TRUSTEE
 AND AGE OF TRUSTEE          TIME SERVED                    DURING PAST 5 YEARS                   OR NOMINEE      OR NOMINEE
---------------------------------------------------------------------------------------------------------------------------------
                                                    Security Global Investors, LLC: Manager
                                                    and President from May 2007 to January
                                                    2010

                                                    Security Distributors, Inc.: Director from
                                                    March 2007 to 2009

                                                    R.M. Goldman Partner, LLC: Managing
                                                    Member from February 2006 to February
                                                    2007
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour (65)      Trustee from 2003 to    Retired; President and Senior Vice              179           None
                            present; Member of      President of Schield Management Company
                            the Audit Committee     (registered investment adviser) from 2003
                            from 2003 to present;   to 2006
                            and Member of the
                            Governance and
                            Nominating
                            Committees from
                            2005 to present
---------------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton (70)      Trustee from 2003 to    Retired                                         179           Trustee of
                            present; Member and                                                                   Epiphany Funds
                            Chairman of the Audit                                                                 since 2009
                            Committee from 2003
                            to present; Member of
                            the Governance and
                            Nominating
                            Committees from
                            2005 to present; and
                            Member of the Risk
                            Oversight Committee
                            from 2010 to present
---------------------------------------------------------------------------------------------------------------------------------
John O. Demaret (71)        Trustee from 2003 to    Retired                                         179           None
                            present; Chairman of
                            the Board from 2006
                            to present; Member of
                            the Audit Committee
                            from 2003 to present;
                            and Member of the
                            Risk Oversight
                            Committee from 2010
                            to present
---------------------------------------------------------------------------------------------------------------------------------
Werner E. Keller (71)       Vice Chairman of the    Founder and President of Keller Partners,       179           None
                            Board of Trustee from   LLC (registered investment adviser) from
                            2010 to present;        2005 to present; and Retired from 2001 to
                            Trustee and Member      2005
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                           POSITION(S) HELD                                                        IN FUND
                            WITH THE TRUST,                                                        COMPLEX          OTHER
                            TERM OF OFFICE                                                         OVERSEEN      DIRECTORSHIPS
    NAME, ADDRESS           AND LENGTH OF                 PRINCIPAL OCCUPATION(S)                 BY TRUSTEE    HELD BY TRUSTEE
 AND AGE OF TRUSTEE          TIME SERVED                    DURING PAST 5 YEARS                   OR NOMINEE      OR NOMINEE
---------------------------------------------------------------------------------------------------------------------------------
                            of the Audit and
                            Governance and
                            Nominating
                            Committees from
                            2005 to present; and
                            Chairman and
                            Member of the Risk
                            Oversight Committee
                            from 2010 to present
---------------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon (51)        Trustee and Member      President of Global Trends Investments          179           Board of
                            of the Audit and        (registered investment adviser) from 1996                     Directors of US
                            Governance and          to present                                                    Global Investors
                            Nominating                                                                            (GROW) since
                            Committees from                                                                       April 1995
                            2005 to present
---------------------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville (69)  Trustee from 2003 to    Retired. Chief Executive Officer of Par         179           None
                            present; Member of      Industries, Inc., d/b/a Par Leasing from
                            the Audit Committee     1977 to 2010
                            from 2003 to present;
                            and Chairman of the
                            Governance and
                            Nominating
                            Committees from
                            2005 to present
---------------------------------------------------------------------------------------------------------------------------------
Roger Somers (67)           Trustee from 2003 to    Founder and Chief Executive Officer of          179           None
                            present; Member of      Arrow Limousine from 1965 to present
                            the Audit Committee
                            from 2003 to present;
                            and Member of the
                            Governance and
                            Nominating
                            Committees from
                            2005 to present
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Cacciapaglia is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Investment Adviser's parent company.

** Mr. Goldman is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Investment Adviser.

           The Chairman of the Board, John O. Demaret, is an Independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an Independent Trustee; the fact that only two of the proposed nominees are "interested persons" of the Trust; the fact that the chairperson of each Committee of the Board is an Independent Trustee; the amount of assets under management in the Trust; and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

 BOARD'S CONSIDERATION OF EACH NOMINEE'S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES
                                    OR SKILLS

       The Board has concluded that each of the nominees should serve on the Board because of his ability to review and understand information about the Trust and the Funds provided to him by management; to identify and request other information he may deem relevant to the performance of his duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise his business judgment in a manner that serves the best interests of the Funds' shareholders. The Board has concluded that each of the nominees should serve as a Trustee based on his experience, qualifications, attributes and skills as described below.

       The Board has concluded that Donald C. Cacciapaglia should serve as Trustee because of his prior experience working in the investment banking and financial services industries. He is President and Chief Administrative Officer of Guggenheim's investment management business. Most recently he was chairman and CEO of Channel Capital Group Inc. and its subsidiary broker-dealer, Channel Capital Group LLC, an affiliate of Guggenheim Capital, from 2002 through 2010. From 1996 until 2002 when he joined Channel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Additionally, in 1998, he started PaineWebber's Private Equity Group and assumed responsibility for the coverage of leveraged buyout firms and the Investment Bank's Business Development Group. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston (1995-1996). From his experience as President and COO of Guggenheim, and from his prior work experience, Mr. Cacciapaglia has extensive knowledge of the financial services industry and mutual fund business.

       The Board has concluded that Richard M. Goldman should serve as Trustee because of the experience he has gained as a Trustee of each Trust since 2009 and his experience working in the financial services and mutual fund industries. Mr. Goldman has gained valuable knowledge and experience from holding multiple roles with Security Global Investors, LLC and Security Benefit Corporation. Mr. Goldman also serves as a director for First Security Benefit Life and Annuity Insurance Company of New York and previously served as a director of Security Distributors, Inc. Prior to working for Security Benefit, Mr. Goldman was the President and CEO of ForstmannLeff Associates, an investment management firm. From his experience as CEO of the Investment Adviser, as a Trustee, and from his prior work experience, Mr. Goldman has extensive knowledge of the financial services industry and mutual fund business.

       The Board has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of each Trust and his prior experience working in the financial services industry. Mr. Colehour has served as a Trustee of Rydex Series Funds since 1993, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Colehour also has served as a member of the Audit, Nominating and Governance Committees of each Trust. In addition to his experience as a Trustee for the Funds and his extensive institutional knowledge of the fund complex, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice-President of Schield Management Company, an SEC registered investment adviser. Mr. Colehour's significant tenure as a Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee.

       The Board has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of each Trust and his extensive knowledge of the banking and financial services industry. Mr. Dalton has served as a Trustee of Rydex Series Funds since 1995, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Dalton also has served as a member and Chairman of the Audit Committee of Rydex Series Funds since 1997, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 2006, and Rydex ETF Trust since 2003; and as a member of the Nominating, Governance and Risk Oversight Committees of each Trust since 2005 and as a member of the Risk Oversight Committee since 2010. The expertise Mr. Dalton developed during his more than thirty years in the mortgage and banking industries, including positions as President of CRAM Mortgage Group, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Funds' investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees' areas of expertise. Mr. Dalton's service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton's knowledge of the mutual fund business.

       The Board has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of each Trust and his experience as Chairman of the Board since 2006. Mr. Demaret has served as a Trustee of Rydex Series Funds since 1997, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Demaret also has served as a member of the Audit and Risk Oversight Committees of each Trust. As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board. In addition to his experience as a Trustee for the Rydex Funds, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice. Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

       The Board has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of each Trust since 2005 and his prior experience working in the financial services industry. Mr. Keller also served as a trustee of the Rydex Capital Partners Sphinx Fund from 2003 to 2007. Mr. Keller has served as a member of the Audit, Governance and Nominating Committees of each Trust. In addition, Mr. Keller has served as the Chairman of the Risk Oversight Committee of each Trust since 2010. Mr. Keller serves as the Financial Expert of the Audit Committee. In addition to his experience as a Trustee for the Funds, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investor adviser. He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics. Mr. Keller's service as a Trustee for five years, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Funds.

       The Board has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of each Trust since 2005 and his prior work experience in the financial services industry. Mr. Lydon also served as a trustee of the Rydex Capital Partners Sphinx Fund from 2003 to 2007. Mr. Lydon has served as a member of the Audit, Governance and Nominating Committees of each Trust. In addition to his experience as a Trustee for the Funds, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996. Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995, and is the editor of ETF Trends, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs. Based on his experience as a Trustee for five years, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

       The Board has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of each Trust. Mr. McCarville has served as a Trustee of Rydex Series Funds since 1997, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. McCarville also has served as a member of the Audit, Governance and Nominating Committees of each Trust. Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years. Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution. Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

       The Board has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of each Trust. Mr. Somers has served as a Trustee of Rydex Series Funds since 1993, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Somers also has served as a member of the Audit, Governance and Nominating Committees of each Trust. Mr. Somers has extensive business experience as the founder and president of a transportation company. Due to his business experience and experience serving as a Trustee, Mr. Somers is very knowledgeable about the financial services industry.

If the nominees are elected, Mr. Demaret would remain the Chairman of the Board.

                         PRINCIPAL OFFICERS OF THE FUNDS

       Officers of the Funds are appointed by the Board and serve at the pleasure of the Board. The following table shows information about the principal officers, including their ages, their positions with the Trust and their principal occupations during the past five years. The mailing address of each officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                              POSITION(S) HELD                                                                   PORTFOLIOS
                               WITH THE TRUST,                                                                    IN FUND
                              TERM OF OFFICE                                                                      COMPLEX
 NAME, ADDRESS AND AGE         AND LENGTH OF                       PRINCIPAL OCCUPATION(S)                        OVERSEEN
  OF TRUSTEE/OFFICER            TIME SERVED                          DURING PAST 5 YEARS                         BY OFFICER
----------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman (50)     President from 2009 to     Current: Senior Vice President, Security Benefit              212
                            present                    Corporation; CEO, Security Benefit Asset Management
                                                       Holdings, LLC; CEO, President & Manager
                                                       Representative, Security Investors, LLC; CEO & Manager,
                                                       Rydex Holdings, LLC; CEO, President, & Manager,
                                                       Rydex Distributors, LLC; Manager, Rydex Fund Services,
                                                       LLC; and President & Trustee, Rydex Series Funds, Rydex
                                                       ETF Trust, Rydex Dynamic Funds and Rydex Variable
                                                       Trust

                                                       Previous: Director, First Security Benefit Life Insurance
                                                       Company (2007-2010); President & Director, Security
                                                       Global Investors (2010-2011); CEO & Director, Rydex
                                                       Advisors, LLC & Rydex Advisor II, LLC (2010); Director,
                                                       Security Distributors, Inc. (2007-2009); and Managing
                                                       Member, RM Goldman Partners, LLC (2006-2007).
----------------------------------------------------------------------------------------------------------------------------
Michael P. Byrum (41)       Trustee from 2005 to       Current: President, Security Benefit Asset Management         179
                            2009; Vice President       Holdings, LLC; Senior Vice President, Security Investors,
                            from 2003 to present       LLC; President & Chief Investment Officer, Rydex
                                                       Holdings, LLC; Director & Chairman of the Board,
                                                       Advisor Research Center, Inc.; and Manager, Rydex
                                                       Specialized Products, LLC.

                                                       Previous: Rydex Distributors, LLC (f/k/a Rydex
                                                       Distributors, Inc.), Vice President (2009); Rydex Fund
                                                       Services, LLC, Director (2009-2010), Secretary (2002-
                                                       2010), Executive Vice President (2002-2006); Rydex
                                                       Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director
                                                       (2008-2010), Chief Investment Officer (2006-2010),
                                                       President (2004-2010); Secretary (2002-2010); Rydex
                                                       Advisors II, LLC (f/k/a PADCO Advisors II, Inc.),
                                                       Director (2008-2010), Chief Investment Officer (2006-
                                                       2010), President (2004-2010), Secretary (2002-2010);
                                                       Rydex Capital Partners, LLC, (President & Secretary
                                                       2003-2007); Rydex Capital Partners II, LLC, (2003-2007);
                                                       Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.),
                                                       Secretary 2005-2008), Executive Vice President (2005-
                                                       2006); Advisor Research Center, Inc., Secretary (2006-
                                                       2009), Executive Vice President (2006); and Rydex
                                                       Specialized Products, LLC, Secretary (2005-2008).
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                              POSITION(S) HELD                                                                   PORTFOLIOS
                               WITH THE TRUST,                                                                    IN FUND
                              TERM OF OFFICE                                                                      COMPLEX
 NAME, ADDRESS AND AGE         AND LENGTH OF                       PRINCIPAL OCCUPATION(S)                        OVERSEEN
  OF TRUSTEE/OFFICER            TIME SERVED                          DURING PAST 5 YEARS                         BY OFFICER
----------------------------------------------------------------------------------------------------------------------------
Nick Bonos (47)             Vice President and         Current: Senior Vice President, Security Investors, LLC;      179
                            Treasurer from 2003        Chief Executive Officer & Manager, Rydex Specialized
                            to present                 Products, LLC; Chief Executive Officer & President,
                                                       Rydex Fund Services, LLC; Vice President, Rydex
                                                       Holdings, LLC; Treasurer, SBL Fund; Security Equity
                                                       Fund; Security Income Fund; Security Large Cap Value
                                                       Fund & Security Mid Cap Growth Fund; and Vice President,
                                                       Security Benefit Asset Management Holdings, LLC.

                                                       Previous: Security Global Investors, LLC, Senior Vice
                                                       President (2010-2011); Rydex Advisors, LLC (f/k/a
                                                       PADCO Advisors, Inc.) Senior Vice President (2006-2011);
                                                       Rydex Fund Services, LLC (f/k/a Rydex Fund Services,
                                                       Inc.), Director (2009) & Senior Vice President
                                                       (2003-2006); and Rydex Specialized Products, LLC, Chief
                                                       Financial Officer (2005-2009).
----------------------------------------------------------------------------------------------------------------------------
Joanna M. Haigney (44)      Chief Compliance           Current: Chief Compliance Officer & Secretary, SBL            179
                            Officer from 2004 to       Fund; Security Equity Fund; Security Income Fund;
                            present; and Secretary     Security Large Cap Value Fund & Security Mid Cap
                            from 2003 to present       Growth Fund; Vice President, Rydex Holdings, LLC; Vice
                                                       President, Security Benefit Asset Management Holdings,
                                                       LLC; and Senior Vice President & Chief Compliance
                                                       Officer, Security Investors, LLC

                                                       Previous: Security Global Investors, LLC, Senior Vice
                                                       President (2010-2011); Rydex Advisors, LLC (f/k/a
                                                       PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a
                                                       PADCO Advisors II, Inc.), Chief Compliance Officer and
                                                       Senior Vice President (2010-2011); Rydex Capital Partners
                                                       I, LLC & Rydex Capital Partners II, LLC, Chief Compliance
                                                       Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a
                                                       Rydex Fund Services, Inc.), Vice President (2001-2006).
----------------------------------------------------------------------------------------------------------------------------
Joseph Arruda (44)          Assistant Treasurer        Current: Assistant Treasurer, SBL Fund; Security Equity       179
                            from 2006 to present       Fund; Security Income Fund; Security Large Cap Value
                                                       Fund & Security Mid Cap Growth Fund; Vice President,
                                                       Security Investors, LLC; and Chief Financial Officer &
                                                       Manager, Rydex Specialized Products, LLC.

                                                       Previous: Security Global Investors, LLC, Vice President
                                                       (2010-2011); and Rydex Advisors, LLC (f/k/a PADCO
                                                       Advisors, Inc.) & Rydex Advisors II, LLC (f/ka/ PADCO
                                                       Advisors II, Inc.), Vice President (2004-2011).
----------------------------------------------------------------------------------------------------------------------------
Keith Fletcher (53)         Vice President from        Current: Senior Vice President, Security Investors, LLC;      179
                            2009 to present            Vice President, Rydex Holdings, LLC; Vice President,
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                              POSITION(S) HELD                                                                   PORTFOLIOS
                               WITH THE TRUST,                                                                    IN FUND
                              TERM OF OFFICE                                                                      COMPLEX
 NAME, ADDRESS AND AGE         AND LENGTH OF                       PRINCIPAL OCCUPATION(S)                        OVERSEEN
  OF TRUSTEE/OFFICER            TIME SERVED                          DURING PAST 5 YEARS                         BY OFFICER
----------------------------------------------------------------------------------------------------------------------------
                                                       Rydex Specialized Products, LLC; Vice President, Rydex
                                                       Distributors, LLC; Vice President, Rydex Fund Services,
                                                       LLC; Vice President and Director, Advisor Research
                                                       Center, Inc.; and Vice President, SBL Fund; Security
                                                       Equity Fund; Security Income Fund; Security Large Cap
                                                       Value Fund & Security Mid Cap Growth Fund.

                                                       Previous: Security Global Investors, LLC, Vice President
                                                       (2010-2011); Rydex Advisors, LLC (f/ka/ PADCO
                                                       Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO
                                                       Advisors II, Inc.), Vice President (2009-2011); Lyster
                                                       Watson and Company, Managing Director (2007-2008);
                                                       and Fletcher Financial Group, Inc., Chief Executive
                                                       Officer (2004-2007).
----------------------------------------------------------------------------------------------------------------------------
Amy Lee (50)                Vice President and         Current: Senior Vice President & Secretary, Security          179
                            Assistant Secretary        Investors, LLC; Secretary & Chief Compliance Officer,
                            from 2009 to present       Security Distributors, Inc.; Vice President, Associate
                                                       General Counsel & Assistant Secretary, Security Benefit
                                                       Life Insurance Company and Security Benefit Corporation;
                                                       Associate General Counsel, First Security Benefit Life
                                                       Insurance and Annuity of New York; Vice President &
                                                       Secretary, SBL Fund; Security Equity Fund; Security
                                                       Income Fund; Security Large Cap Value Fund & Security
                                                       Mid Cap Growth Fund; Vice President & Secretary, Rydex
                                                       Holdings, LLC Secretary, Advisor Research Center, Inc.,
                                                       Rydex Specialized Products, LLC, Rydex Distributors,
                                                       LLC and Rydex Fund Services, LLC; and Assistant
                                                       Secretary, Security Benefit Clinic and Hospital

                                                       Previous: Security Global Investors, LLC, Senior Vice
                                                       President & Secretary (2007-2011); Rydex Advisors, LLC
                                                       (f/ka/ PADCO Advisors, Inc.) & Rydex Advisors II, LLC
                                                       (f/k/a PADCO Advisors II, Inc.), Senior Vice President &
                                                       Secretary (2010-2011); and Brecek & Young Advisors,
                                                       Inc., Director (2004-2008).
----------------------------------------------------------------------------------------------------------------------------

                      NOMINEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar amount range of each Nominee's beneficial ownership of shares of the Funds and all Funds that the nominee would oversee in the family of funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            AGGREGATE DOLLAR
                                                                                                         RANGE OF SHARES IN ALL
                                                                                  DOLLAR RANGE OF          FUNDS OVERSEEN BY
           NAME                                   FUND NAME                       FUND SHARES (1)             NOMINEE (1,2)
---------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED NOMINEES
---------------------------------------------------------------------------------------------------------------------------------
Donald C. Cacciapaglia               None                                             None                          None
---------------------------------------------------------------------------------------------------------------------------------
Richard Goldman                      None                                             None                          None
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT NOMINEES
---------------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour                    None                                             None                   $50,001 - $100,000
---------------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton                    None                                             None                   $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon, Jr.                 None                                             None                          None
---------------------------------------------------------------------------------------------------------------------------------
Werner E. Keller                     None                                             None                     Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville                None                                             None                   $50,001 - $100,000
---------------------------------------------------------------------------------------------------------------------------------
Roger J. Somers                      None                                             None                      Over $100,000
---------------------------------------------------------------------------------------------------------------------------------

1   Information provided is as of December 31, 2010.
2 Includes the Trust, Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund, as applicable.

       None of the nominees who would be Independent Trustees or their immediate family members had any interest in the Investment Adviser or Distributor, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Nominee's spouse, children residing the in the Nominee's household and dependents of the Nominee.

       As of October 3, 2011, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

                               BOARD COMPENSATION

       The following table sets forth compensation paid by Rydex Variable Trust for the fiscal year ended December 31, 2010.

----------------------------------------------------------------------------------------------------------------------------

                                AGGREGATE          PENSION OR RETIREMENT         ESTIMATED ANNUAL
                              COMPENSATION      BENEFITS ACCRUED AS PART OF       BENEFITS UPON         TOTAL COMPENSATION
     NAME OF TRUSTEE           FROM TRUST           TRUST'S EXPENSES               RETIREMENT           FROM FUND COMPLEX *
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Richard Goldman**                  $0                      $0                        $0                        $0
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour                $19,900                   $0                        $0                     $162,000
----------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton                $21,100                   $0                        $0                     $174,000
----------------------------------------------------------------------------------------------------------------------------
John O. Demaret                  $24,700                   $0                        $0                     $202,000
----------------------------------------------------------------------------------------------------------------------------
Werner E. Keller                 $20,000                   $0                        $0                     $163,500
----------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon                  $19,800                   $0                        $0                     $161,000
----------------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville            $20,400                   $0                        $0                     $168,000
----------------------------------------------------------------------------------------------------------------------------
Roger J. Somers                  $19,900                   $0                        $0                     $162,000
----------------------------------------------------------------------------------------------------------------------------

* Represents total compensation for service as Trustee of Rydex ETF Trust, Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds.

** Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. He does not receive compensation from the Funds.

                      COMMITTEES AND MEETINGS OF THE BOARD

       The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Board held 4 regular meetings, and 2 special meetings, during the Trust's most recent fiscal year. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Trust currently does not have a policy with respect to Trustees' attendance at shareholder meetings. Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at the Trust's offices. Shareholder communications will be sent directly to the applicable Board member(s). The Board has established the following standing committees:

       AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the non-interested trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when auditing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four times in the most recently completed fiscal year.

       GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. Keller, Lydon, and McCarville serve as members of the Governance Committee. For the most recently completed fiscal year, the Governance Committee met once.

        NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board, attached hereto as Appendix P. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Keller, Lydon, and McCarville serve as members of the Nominating Committee. For the most recently completed fiscal year, the Nominating Committee met once. Additional information regarding the Nominating Committee may be found in the charter of the Nominating Committee.

       RISK OVERSIGHT COMMITTEE. The Board has a separate standing Risk Oversight Committee that operates under a written charter approved by the Board. The role of the Risk Oversight Committee is to assist the Board in fulfilling its responsibility to oversee risk management activities applicable to the Funds, including systems failure, disaster recovery, business continuity and other operational risks; counterparty credit, liquidity, valuation, leverage and other market and investment risks; and legal and compliance risks. Messrs. Demaret, Keller, and Dalton, serve as members of the Risk Oversight Committee. For the most recently completed fiscal year, the Risk Oversight Committee met three times.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The firm of Ernst & Young LLP ("Ernst & Young") has been selected as independent auditors of the Trust for the current fiscal year. Ernst & Young has confirmed to the Audit Committee that they are independent auditors with respect to the Trusts. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

       Certain information concerning the fees and services provided by Ernst & Young to the Trust and to the Investment Adviser and its affiliates for the two most recently completed fiscal years of the Trust is provided below. The Audit Committee is responsible for the engagement, compensation, and oversight of Ernst & Young. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by Ernst & Young for the Funds in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to Ernst & Young's independence each year. For the two most recent fiscal years for each if the Funds, none of the services provided to the Trust or described under "Audit-Related Fees," "Tax Fees," and "All Other Fees" were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

       AUDIT FEES. The aggregate fees billed by Ernst & Young for audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2010 and December 31, 2009 were $984,960 and $991,250, respectively.

       AUDIT-RELATED FEES. The aggregate fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the annual audit or review of the Trust's financial statements (and not reported above) for the fiscal years ended December 31, 2010 and December 31, 2009 were $21,465 and $35,625, respectively.

       TAX FEES. There were no tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance for the fiscal years ended December 31, 2010 and December 31, 2009.

       ALL OTHER FEES. There were no fees billed by Ernst & Young for products and services provided by Ernst & Young to the Funds, other than the services reported above for the fiscal years ended December 31, 2010 and December 31, 2009.

       AGGREGATE NON-AUDIT FEES. There were no non-audit fees fees billed by Ernst & Young for the fiscal years ended December 31, 2010 and December 31, 2009.

                       BOARD RECOMMENDATION ON PROPOSAL 4

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                    SHAREHOLDERS OF THE FUNDS VOTE "FOR" THE
                            ELECTION OF EACH NOMINEE

               PROPOSAL 5--THE APPROVAL OF A "MANAGER OF MANAGERS"
                      ARRANGEMENT WITH RESPECT TO ALL FUNDS

       The Board has approved a "manager of managers" arrangement for the Funds and voted to recommend its approval to the Fund's shareholders. The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a fund's shareholders under the 1940 Act. The SEC has previously issued an order permitting the Investment Adviser, for a fund for which it serves as investment adviser, to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Trustees), but without obtaining shareholder approval (the "Manager of Managers Order").

       Each Fund may rely upon the Manager of Managers Order only if, among other things, the Fund's shareholders have approved the arrangement. Shareholders of each Fund are therefore being asked to approve the manager of managers arrangement to permit the Investment Adviser, subject to prior approval by the Board, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without approval by shareholders. The manager of managers arrangement has previously been implemented by other funds managed by the Investment Adviser.

                        "MANAGER OF MANAGERS" ARRANGEMENT

       On January 12, 2000, the SEC issued the Manager of Managers Order permitting the Investment Adviser, with the approval of the Board, to enter into or materially modify sub-advisory agreements with unaffiliated sub-advisers without requiring shareholder approval. The Investment Adviser anticipates that this relief would benefit shareholders to the extent that it will give the Investment Adviser additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements with unaffiliated sub-advisers when needed, and to avoid expensive proxy solicitations. The Fund would obtain shareholder approval of a sub-advisory agreement (or a material amendment thereto) with a sub-adviser considered to be an "affiliated person," as defined in the 1940 Act, of the Fund or the Investment Adviser, other than by reason of serving as a sub-adviser to the Fund.

       The Investment Adviser believes that the Manager of Managers Order would enable the Funds to operate with greater efficiency by allowing the Investment Adviser to employ sub-advisers best suited to the needs of a Fund, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or material amendments to sub-advisory agreements with sub-advisers that are not affiliated with the Investment Adviser.

       The Investment Adviser provides management services to the Funds, including overall supervisory responsibility for the general management and investment of each Fund. If the proposal is approved, the Investment Adviser, subject to the review and approval by the Board, would, in connection with the appointment of an investment sub-adviser for a Fund: (a) set the Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund's assets; (c) when appropriate, allocate and reallocate a Fund's assets among multiple sub-adviser(s); (d) monitor and evaluate the investment performance of the Fund's sub-adviser(s); and (e) implement procedures reasonably designed to ensure that the Fund's sub-adviser(s) comply with the relevant Fund's investment objectives, policies, and restrictions.

                       CONDITIONS OF THE EXEMPTIVE RELIEF

       Under the terms of the Manager of Managers Order, the Investment Adviser and the Funds are, and would continue to be, subject to several conditions imposed by the SEC. In addition, the Board and the Investment Adviser would not be able to enter into or materially amend a sub-advisory agreement with an affiliated sub-adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

       In order to rely on the Manager of Managers Order, a majority of the Board must consist of Independent Trustees, and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. In addition, within 90 days of the appointment of any new sub-adviser, the Investment Adviser is required to provide the Fund's shareholders with all information about the new sub-adviser that would be included in a proxy statement, including any changes caused by the addition of the new sub-adviser. A Fund relying on the Manager of Managers Order must disclose in its prospectus the existence, substance and effect of the Manager of Managers Order and must prominently disclose that the Investment Adviser has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

       If shareholders of a Fund do not approve the manager of managers arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of the retention of a sub-adviser of the Fund or any material changes to a sub-advisory agreement. The Investment Adviser anticipates that, if this proposal is approved by shareholders, it would rely on the order to enter into a new sub-advisory agreement with respect to the two Funds sub-advised by DWA shortly after the approval of this proposal as there may also be a change in control transaction relating to DWA in the upcoming months.

     BOARD CONSIDERATIONS IN APPROVING THE "MANAGER OF MANAGERS" ARRANGEMENT

       In determining whether to approve a "manager of managers" arrangement for the Funds and to recommend approval of such arrangements to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by the Investment Adviser.

       The Board noted that it would continue to review and approve each sub-adviser selected by the Investment Adviser under the manager of managers arrangement, and would evaluate and consider for approval all new or amended sub-advisory agreements. The Board also considered that shareholder approval of Proposal 6 would not result in changes to the investment advisory fees paid by a Fund to the Investment Adviser. The Board also noted that fees paid to a sub-adviser would be negotiated between the Investment Adviser and the sub-adviser, subject to Board approval, and that any increase in the investment advisory fee paid to the Investment

Adviser by the Fund pursuant to the investment advisory agreement would continue to require shareholder approval.

       The Board concluded that it is appropriate and in the interests of the Fund's shareholders to provide the Investment Adviser and the Board with maximum flexibility to enter into or materially modify sub-advisory agreements without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently.

                       BOARD RECOMMENDATION ON PROPOSAL 5

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 5

         PROPOSAL 6--THE APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL
          INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES
                      WITH RESPECT TO THE MONEY MARKET FUND

       Proposal 6 relates to the elimination of the fundamental investment policy on investing in other investment companies for the Money Market Fund. The 1940 Act requires that each fund adopt "fundamental" investment policies with respect to several types of activities. However, the 1940 Act does not require that a fund adopt a fundamental investment policy on investing in other investment companies. Therefore, the Money Market Fund's current fundamental investment policy on investing in other investment companies is unnecessary.

                     PROPOSED FUNDAMENTAL INVESTMENT POLICY

It is proposed that the Money Market Fund's fundamental investment restriction on investing in other investment companies be eliminated in its entirety.

                      CURRENT FUNDAMENTAL INVESTMENT POLICY

The current fundamental investment policy on investing in other investment companies for the Money Market Fund reads:

       The Money Market Fund shall not:

       Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

                       DISCUSSION OF PROPOSED MODIFICATION

       The Investment Adviser believes that under certain market conditions, it may be beneficial for the Money Market Fund to invest in other money market funds (a type of investment company investment permitted under Securities and Exchange Commission ("SEC") Rule 2a-7, the SEC rule that strictly regulates money market funds and their investments). These investments could permit specific investment opportunities or expertise, which could help improve the Money Market Fund's yield and performance.

       As a shareholder of another investment company, the Money Market Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Money Market Fund bears directly in connection with its own operations. Notwithstanding this greater freedom to invest in other investment companies, the Money Market Fund would continue to comply with other provisions of the 1940 Act relating to investments in other investment companies. In addition, the Money Market Fund would be subject to the risks of investing in the underlying money market funds.

       However, the Money Market Fund as well as the underlying money market funds would be subject to SEC Rule 2a-7 and would invest in compliance with the strict requirements included in the rule. These requirements include stringent portfolio quality, maturity and liquidity requirements and other risk-limiting conditions intended to enhance (but not guarantee) a money market fund's ability to maintain a stable $1.00 price per share. Among other things, Rule 2a-7 limits portfolio holdings to short-term securities (i) that are denominated in U.S. dollars, (ii) that pose minimal credit risk to a fund and meet stringent credit quality requirements, and (iii) that are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act. Each Money Market Fund will continue to seek to maintain a stable $1.00 price per share, as permitted by current Rule 2a-7.

       Should the Money Market Fund's shareholders not approve the proposal to eliminate the Money Market Fund's fundamental investment policy on investing in other investment companies, the Money Market Fund's current fundamental investment policy on investing in other investment companies would continue to apply unchanged and the Board would decide whether to consider other changes to the Money Market Fund's investment program.

                       BOARD RECOMMENDATION ON PROPOSAL 6

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                 OF EACH MONEY MARKET FUND VOTE "FOR" PROPOSAL 6

                                 OTHER BUSINESS

       The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

             ADMINISTRATOR, PRINCIPAL UNDERWRITER AND TRANSFER AGENT

       The principal underwriter/distributor of the Trust is Rydex Distributors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, an affiliate of the Investment Adviser because it is commonly held with the Investment Adviser (and will remain under common control after the Transaction). Rydex Fund Services, LLC (the "Administrator"), also an affiliate of the Investment Adviser, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 and provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Information regarding the fees paid by each Fund to the Distributor and the Administrator during the previous fiscal year is provided in Appendix C.

       The Transaction would affect the control of the Distributor and the Administrator because they are commonly held with the Investment Adviser. However, shareholder approval is not required in order for the Distributor and the Administrator to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Distributor and the Administrator to each Fund due to the change in control.

                      AFFILIATIONS AND AFFILIATED BROKERAGE

       During the Funds' most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Adviser, or affiliated persons of such persons ("Affiliated Brokers").

                                OTHER INFORMATION

       Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

                               VOTING INFORMATION

       PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about October 13, 2011, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Investment Adviser or its affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

       COST OF THE MEETING. The cost of the Meeting, including the costs of retaining The Altman Group, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by Guggenheim Capital or its affiliates, and not the Funds. The estimated cost of retaining The Altman Group is approximately $963,183.

       SHAREHOLDER VOTING. Shareholders of the Funds who own shares at the close of business on October 3, 2011 will be entitled to notice of, and to vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (331/3%) of a Trust's shares entitled to vote on a Proposal constitutes a quorum.

       Shares of the Funds are available primarily for insurance products. Life insurance companies will vote shares attributable to insurance products for which no voting instructions are received in proportion ("for" or "withhold authority") to those shares for which instructions are received. As a result, a small number of insurance product owners could determine the outcome of the vote if other owners fail to vote.

       In addition, abstentions and broker non-votes will not be counted for or against the Proposals, but will be counted for purposes of determining whether a quorum is present. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve each Proposal (other than Proposal 4), abstentions and broker non-votes will effectively be a vote against those Proposals. Abstentions and broker non-votes will have no effect on Proposal 4, for which the required vote is a plurality of a Trust's shares voting.

       If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" a Proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" a Proposal, against such an adjournment.

       Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix N, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund's outstanding shares as of the Record Date are listed in Appendix O.

       The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

       In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

       REQUIRED VOTE. Approval of each Proposal (other than Proposal 4) requires the vote of a "majority of the outstanding voting securities" of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. With respect to Proposal 4, a plurality of a Trust's shares voting is required to elect a Trustee with respect to that Trust.

       The Current Agreements will remain in place until the completion of the Transaction, at which time, the Current Agreements will terminate and, subject to shareholder approval, the New Agreements will go into effect. As a result, if for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders.

       If Proposals 1 through 3 are not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options, as previously discussed. If the nominees are not elected, the current Trustees will continue their current terms. New Trustees could be appointed in compliance with applicable law. With respect to Proposal 5, should shareholders of a Fund not approve the manager of managers arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of the retention of an unaffiliated sub-adviser of the Fund or any material changes to a sub-advisory agreements. With respect to Proposal 6, should shareholders of the Money Market Fund not approve the proposal to amend the Money Market Fund's fundamental policy on investing in other investment companies, the Money Market Fund's fundamental investment policy on investing in other investment companies would continue to apply unchanged.

       SHAREHOLDERS SHARING THE SAME ADDRESS. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

                              SHAREHOLDER PROPOSALS

       The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust's Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o Rydex Variable Trust, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                  By Order of the Board of Trustees,

                                  Richard M. Goldman
                                  President

                                   APPENDIX A

                  CORPORATE STRUCTURE OF THE INVESTMENT ADVISER

The following sets forth the name and business address of each parent company of the Investment Adviser, and the basis of each parent company's control the Investment Adviser as of September 20, 2011.

The Investment Adviser is an indirect wholly-owned subsidiary of an entity that is managed by Guggenheim Partners, LLC ("Guggenheim Partners"). Guggenheim Partners is a wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"), 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 76225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim Partners as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital. Following the Transaction, the Investment Adviser will be an indirect wholly-owned subsidiary of Guggenheim Capital.

                                   APPENDIX B

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT

                               ADVISORY AGREEMENT

    ADVISORY AGREEMENT made as of this [ ] day of [ ], 2011 by and between RYDEX VARIABLE TRUST (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and SECURITY INVESTORS, LLC, a Kansas limited liability company, with its principal place of business at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

    WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

    1.   THE ADVISER'S SERVICES.

         (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The
    Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

         (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

         (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

         (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

    The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

         (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

         (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

    2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

    3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

         (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M and Section 817(h) of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

         (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

         (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

    4.   BROKERAGE.

         (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

         (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

         (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

         (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

    5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

    6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

    Notwithstanding the foregoing paragraph, with respect to the All Asset Conservative Strategy, All Asset Moderate Strategy, All Asset Aggressive Strategy, and Alternative Strategies Allocation Funds, the Adviser will bear its own costs of providing services hereunder. In addition, the Adviser agrees to pay all expenses incurred by the foregoing Funds except for acquired fund fees and expenses, interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

    Notwithstanding the foregoing paragraphs, with respect to the Multi-Hedge Strategies Fund, the Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the foregoing Fund except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, distribution fees, investors services fees, and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act or investor services plan.

    7.   Representations, Warranties and Covenants.

         (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

         (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

         (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

         (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

         (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

         (h) Representations. The representations and warranties in this
    Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
    Section 3(a), whether or not specifically referenced in such report.

    8. THE NAME "RYDEX". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

    9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

    The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

    10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

    11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

    This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

    12.  Duration and Termination.

         (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

         (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

         (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

         (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

    Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

    In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

    13.  CERTAIN DEFINITIONS. For the purposes of this Agreement:

         (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

    14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

    15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

    16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

    17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

    18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

    19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                    RYDEX VARIABLE TRUST, on behalf of each
                                    Fund listed on Schedule A

                                    By:  -------------------------------
                                         Name: Richard M. Goldman
                                         Title: President

                                    SECURITY INVESTORS, LLC

                                    By:  -------------------------------
                                         Name: Richard M. Goldman
                                         Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2011 BETWEEN
                              RYDEX VARIABLE TRUST
                                       AND
                             SECURITY INVESTORS, LLC

    The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                     RATE           FUND                                 RATE
-----------------------------------------------        ---------------------------------------------
Nova                                    0.75%          Banking                              0.85%
Inverse S&P 500 Strategy                0.90%          Basic Materials                      0.85%
NASDAQ-100(R)                           0.75%          Biotechnology                        0.85%
Inverse NASDAQ-100(R) Strategy          0.90%          Consumer Products                    0.85%
Mid-Cap 1.5x Strategy                   0.90%          Electronics                          0.85%
Russell 2000(R) 1.5x Strategy           0.90%          Energy                               0.85%
Government Long Bond 1.2x Strategy      0.50%          Energy Services                      0.85%
Inverse Government Long Bond Strategy   0.90%          Financial Services                   0.85%
Europe 1.25x Strategy                   0.90%          Health Care                          0.85%
Japan 2x Strategy                       0.75%          Internet                             0.85%
S&P 500 Pure Value                      0.75%          Leisure                              0.85%
S&P 500 Pure Growth                     0.75%          Precious Metals                      0.75%
S&P MidCap 400 Pure Value               0.75%          Real Estate                          0.85%
S&P MidCap 400 Pure Growth              0.75%          Retailing                            0.85%
Inverse Mid-Cap Strategy                0.90%          Technology                           0.85%
S&P SmallCap 600 Pure Value             0.75%          Telecommunications                   0.85%
S&P SmallCap 600 Pure Growth            0.75%          Transportation                       0.85%
Inverse Russell 2000(R) Strategy        0.90%          Utilities                            0.85%
Strengthening Dollar 2x Strategy        0.90%          Commodities Strategy                 0.75%
Weakening Dollar 2x Strategy            0.90%          U.S. Long Short Momentum             0.90%
U.S. Government Money Market            0.50%          S&P 500*                             0.75%
High Yield Strategy*                    0.75%          Russell 2000(R)*                     0.75%
Inverse High Yield Strategy*            0.75%          Inverse Dow 2x Strategy              0.90%
Dow 2x Strategy                         0.90%          Inverse Russell 2000(R) 2x Strategy* 0.90%
NASDAQ-100(R) 2x Strategy               0.90%          CLS AdvisorOne Amerigo               0.90%
Russell 2000(R) 2x Strategy             0.90%          CLS AdvisorOne Select Allocation     0.90%
S&P 500 2x Strategy                     0.90%          All-Asset Moderate Strategy          0.00%
Inverse NASDAQ-100(R) 2x Strategy*      0.90%          All-Asset Conservative Strategy      0.00%
Inverse S&P 500 2x Strategy*            0.90%          All-Asset Aggressive Strategy        0.00%
CLS AdvisorOne Clermont                 0.90%          Alternative Strategies Allocation    0.00%
Managed Futures Strategy                0.90%          DWA Sector Rotation Fund             1.00%
Long/Short Commodities Strategy*        0.90%          DWA Flexible Allocation Fund         1.00%
Multi-Hedge Strategies                  1.15%

*     Denotes Funds that have not yet commenced operations.

                                   APPENDIX C

                  INFORMATION REGARDING THE INVESTMENT ADVISORY
               AGREEMENTS AND FEES PAID TO THE INVESTMENT ADVISER
                                 AND AFFILIATES

       Security Investors, LLC, a Kansas limited liability company (the "Investment Adviser") currently serves as investment adviser to all series (collectively, the "Funds") of Rydex Variable Trust ("RVT"), pursuant to investment advisory agreements between Trust, on behalf of its series, and the Investment Adviser. Rydex Fund Services, Inc. ("RFS") serves as the administrator, transfer agent and accounting services agent for the Funds. Rydex Distributors, LLC ("RDL") serves as principal underwriter to the Funds. RFS and RDL are affiliates of the Investment Adviser. The table below provides the following information:

       (i) the date on which each Fund's shareholders last approved the Fund's investment advisory agreement;

       (ii) the annual rate of management fees paid by each Fund to the Investment Adviser, stated as a percentage of that Fund's average daily net assets;

       (iii) the aggregate amount of management fees paid by each Fund to the Investment Adviser for the Fund's fiscal year ended December 31, 2010;

       (iv) the amount of fees paid by each Fund to the Administrator for administrative and transfer agency services for the Fund during the Fund's fiscal year ended December 31, 2010;

       (v) the amount of accounting service fees paid by each Fund to the Administrator for accounting services for the Fund during the Fund's fiscal year ended March 31, 2011 December 31, 2010; and

       (vi) the amount of investor service fees paid by each RVT Fund to RDL during the Fund's fiscal year ended December 31, 2010 for RDL's services to owners of variable annuity and variable life insurance contracts who indirectly through insurance company separate accounts invest in shares of the Fund, pursuant to the Fund's investor services agreement with RDL.

                              RYDEX VARIABLE TRUST

                                DATE OF LAST                 MANAGEMENT FEES    ADMINISTRATIVE    ACCOUNTING    INVESTOR SERVICES
                                SHAREHOLDER    MANAGEMENT  PAID TO INVESTMENT   SERVICE FEES    SERVICE FEES      FEES PAID TO
        SERIES NAME               APPROVAL        FEES          ADVISER          PAID TO RFS     PAID TO RFS           RDL
----------------------------------------------------------------------------------------------------------------------------------
All-Asset Aggressive
Strategy Fund                      5/21/2010       0.00%*     $         0*      $       0***    $       0***       $        0***
All-Asset Conservative
Strategy Fund                      5/21/2010       0.00%*     $         0*      $       0***    $       0***       $        0***
All-Asset Moderate
Strategy Fund                      5/21/2010       0.00%*     $         0*      $       0***    $       0***       $        0***
Alternative Strategies
Allocation Fund                    5/21/2010       0.00%*     $         0*      $       0**     $       0**        $        0**
Amerigo Fund                       5/21/2010       0.90%      $ 1,739,703       $ 483,250       $ 193,299          $  483,250
Banking Fund                       5/21/2010       0.85%      $    59,715       $  17,563       $   7,025          $   17,563
Basic Materials Fund               5/21/2010       0.85%      $   292,758       $  86,105       $  34,442          $   86,105
Biotechnology Fund                 5/21/2010       0.85%      $   140,356       $  41,281       $  16,512          $   41,281
Clermont Fund                      5/21/2010       0.90%      $   621,802       $ 172,723       $  69,089          $  172,723
Commodities Strategy Fund          5/21/2010       0.75%      $   116,557       $  38,872       $  15,549          $   38,872
Consumer Products Fund             5/21/2010       0.85%      $   154,395       $  45,410       $  18,164          $   45,410
Dow 2x Strategy Fund               5/21/2010       0.90%      $   107,390       $  29,830       $  11,932          $   29,830
DWA Flexible Allocation Fund       2/11/2010       1.00%      $   109,019       $  27,255       $  10,902          $   27,255
DWA Sector Rotation Fund           2/11/2010       1.00%      $   196,928       $  49,232       $  19,693          $   49,232
Electronics Fund                   5/21/2010       0.85%      $   106,064       $  31,195       $  12,478          $   31,195
Energy Fund                        5/21/2010       0.85%      $   283,935       $  83,510       $  33,404          $   83,510
Energy Services Fund               5/21/2010       0.85%      $   263,946       $  77,631       $  31,052          $   77,631
Europe 1.25x Strategy Fund         5/21/2010       0.90%      $   102,282       $  28,412       $  11,365          $   28,412
Financial Services Fund            5/21/2010       0.85%      $    93,973       $  27,639       $  11,056          $   27,639
Government Long Bond 1.2x
Strategy Fund                      5/21/2010       0.50%      $   222,136       $  88,855       $  44,427          $  111,068
Health Care Fund                   5/21/2010       0.85%      $   162,740       $  47,865       $  19,146          $   47,865
Internet Fund                      5/21/2010       0.85%      $   126,734       $  37,275       $  14,910          $   37,275
Inverse Dow 2x Strategy Fund       5/21/2010       0.90%      $   156,064       $  43,351       $  17,340          $   43,351
Inverse Government Long Bond
Strategy Fund                      5/21/2010       0.90%      $   167,762       $  46,601       $  18,640          $   46,601

                                DATE OF LAST                 MANAGEMENT FEES    ADMINISTRATIVE    ACCOUNTING    INVESTOR SERVICES
                                SHAREHOLDER    MANAGEMENT  PAID TO INVESTMENT   SERVICE FEES    SERVICE FEES      FEES PAID TO
        SERIES NAME               APPROVAL        FEES          ADVISER          PAID TO RFS     PAID TO RFS           RDL
----------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap Strategy Fund      5/21/2010       0.90%      $  35,256         $   9,793       $  3,917           $   9,793
Inverse NASDAQ-100(R)
Strategy Fund                      5/21/2010       0.90%      $ 132,852         $  36,903       $ 14,761           $  36,903
Inverse Russell 2000(R)
Strategy Fund                      5/21/2010       0.90%      $  86,045         $  23,901       $  9,560           $  23,901
Inverse S&P 500
Strategy Fund                      5/21/2010       0.90%      $ 347,532         $  96,537       $ 38,614           $  96,537
Japan 2x Strategy Fund             5/21/2010       0.75%      $  50,491         $  16,830       $  6,732           $  16,830
Leisure Fund                       5/21/2010       0.85%      $ 113,298         $  33,323       $ 13,329           $  33,323
Managed Futures Strategy Fund      5/21/2010       0.90%      $ 195,175         $  54,215       $ 21,686           $  54,215
Mid-Cap 1.5x Strategy Fund         5/21/2010       0.90%      $ 129,055         $  35,849       $ 14,339           $  35,849
Multi-Hedge Strategies Fund        5/21/2010       1.15%      $ 248,052         $       0**     $      0**         $       0**
NASDAQ-100(R) 2x Strategy Fund     5/21/2010       0.90%      $ 237,057         $  65,849       $ 26,339           $  65,849
NASDAQ-100(R) Fund                 5/21/2010       0.75%      $ 358,536         $ 119,512       $ 47,804           $ 119,512
Nova Fund                          5/21/2010       0.75%      $ 301,873         $ 100,624       $ 40,249           $ 100,624
Precious Metals Fund               5/21/2010       0.75%      $ 624,743         $ 208,248       $ 83,298           $ 208,248
Real Estate Fund                   5/21/2010       0.85%      $ 283,233         $  83,304       $ 33,321           $  83,304
Retailing Fund                     5/21/2010       0.85%      $ 102,838         $  30,246       $ 12,098           $  30,246
Russell 2000(R) 1.5x
Strategy Fund                      5/21/2010       0.90%      $ 128,598         $  35,722       $ 14,289           $  35,722
Russell 2000(R) 2x
Strategy Fund                      5/21/2010       0.90%      $  34,262         $   9,517       $  3,807           $   9,517
S&P 500 2x Strategy Fund           5/21/2010       0.90%      $ 162,720         $  45,200       $ 18,080           $  45,200
S&P 500 Pure Growth Fund           5/21/2010       0.75%      $ 226,170         $  75,390       $ 30,156           $  75,390
S&P 500 Pure Value Fund            5/21/2010       0.75%      $ 209,873         $  69,958       $ 27,983           $  69,958
S&P MidCap 400 Pure
Growth Fund                        5/21/2010       0.75%      $ 283,208         $  94,403       $ 37,761           $  94,403
S&P MidCap 400 Pure Value Fund     5/21/2010       0.75%      $ 184,951         $  61,650       $ 24,660           $  61,650
S&P SmallCap 600 Pure Growth Fund  5/21/2010       0.75%      $ 114,125         $  38,042       $ 15,216           $  38,042
S&P SmallCap 600 Pure Value Fund   5/21/2010       0.75%      $ 163,053         $  54,351       $ 21,741           $  54,351
Select Allocation Fund             5/21/2010       0.90%      $ 371,393         $ 103,165       $ 41,265           $ 103,165
Strengthening Dollar 2x
Strategy Fund                      5/21/2010       0.90%      $  92,729         $  25,758       $ 10,303           $  25,758

                                DATE OF LAST                 MANAGEMENT FEES    ADMINISTRATIVE    ACCOUNTING    INVESTOR SERVICES
                                SHAREHOLDER    MANAGEMENT  PAID TO INVESTMENT   SERVICE FEES    SERVICE FEES      FEES PAID TO
        SERIES NAME               APPROVAL        FEES          ADVISER          PAID TO RFS     PAID TO RFS           RDL
----------------------------------------------------------------------------------------------------------------------------------

Technology Fund                    5/21/2010       0.85%      $ 202,492         $  59,556       $  23,822         $  59,556
Telecommunications Fund            5/21/2010       0.85%      $  57,519         $  16,917       $   6,767         $  16,917
Transportation Fund                5/21/2010       0.85%      $ 102,720         $  30,212       $  12,085         $  30,211
U.S. Government Money
Market Fund                        5/21/2010       0.50%      $       0         $   6,541       $ 240,422         $       0
U.S. Long Short Momentum Fund      5/21/2010       0.90%      $ 533,432         $ 148,175       $  59,270         $ 148,175
Utilities Fund                     5/21/2010       0.85%      $ 150,518         $  44,270       $  17,707         $  44,270
Weakening Dollar 2x
Strategy Fund                      5/21/2010       0.90%      $  32,220         $   8,950       $   3,580         $   8,950

* The Advisor receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Advisor for its services. The fee is based on the average daily net assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying Funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.
** The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
*** The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

                                   APPENDIX D

                        TRUSTEES/MANAGERS AND OFFICERS OF
                             THE INVESTMENT ADVISER

MEMBER REPRESENTATIVE AND PRINCIPAL EXECUTIVE OFFICER OF SECURITY INVESTORS, LLC The business address of the member representative and principal executive officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

                               POSITION HELD WITH                          OTHER PRINCIPAL
         NAME                SECURITY INVESTORS, LLC                      OCCUPATION/POSITION
---------------------------------------------------------------------------------------------------------------
Richard M. Goldman      President, Chief Executive Officer     Senior Vice President, Security Benefit
                        and Member Representative              Corporation; CEO, Security Benefit Asset
                                                               Management Holdings, LLC; CEO, President
                                                               and Manager Representative, Security Investors,
                                                               LLC; CEO and Manager, Rydex Holdings, LLC;
                                                               CEO, President, and Manager, Rydex Distributors,
                                                               LLC; Manager, Rydex Fund Services, LLC; President
                                                               and Trustee, Rydex Series Funds, Rydex ETF Trust,
                                                               Rydex Dynamic Funds and Rydex Variable Trust; and
                                                               President, Director and Chairman of the Board,
                                                               Security Equity Fund, Security Income Fund,
                                                               Security Large Cap Value Fund, Security Mid Cap
                                                               Growth Fund and SBL Fund

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH SECURITY INVESTORS, LLC. The business address of each of the following persons is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

         NAME           POSITION HELD WITH THE FUNDS           POSITION HELD WITH SECURITY INVESTORS, LLC
---------------------------------------------------------------------------------------------------------------
Richard M. Goldman      Trustee and President                  President, Chief Executive Officer and Member
                                                               Representative

Michael P. Byrum        Vice President                         Senior Vice President
Nick Bonos              Vice President and Treasurer           Senior Vice President

Joanna M. Haigney       Chief Compliance Officer and           Senior Vice President and Chief Compliance
                        Secretary                              Officer

Joseph Arruda           Assistant Treasurer                    Vice President

Keith Fletcher          Vice President                         Senior Vice President

Amy Lee                 Vice President and Assistant           Senior Vice President and Secretary
                        Secretary

                                   APPENDIX E

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                  OBJECTIVES ADVISED BY SECURITY INVESTORS, LLC

       Each of the tables below lists the names of other mutual funds advised by Security Investors, LLC (the "Investment Adviser") with similar investment objectives as the Funds, and information concerning the Funds' and such other funds' net assets as of April 30, 2011 and the rate of compensation for the Investment Adviser for its services to the Funds and such other funds.

                                                                           ANNUAL COMPENSATION
                                                                             TO THE INVESTMENT
                                                                               ADVISER (AS A
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                               PERCENTAGE OF AVERAGE         NET ASSETS (IN
Name(s) of Other Fund(s) with Similar Objectives                              DAILY NET ASSETS)            MILLIONS)
-----------------------------------------------------------------------------------------------------------------------
ALL-ASSET AGGRESSIVE STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST               0.00%(1)                   $7.63

All-Asset Aggressive Strategy Fund, a series of Rydex Series Funds                 0.00%(1)                  $17.58

ALL-ASSET CONSERVATIVE STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST             0.00%(1)                  $11.13

All-Asset Conservative Strategy Fund, a series of Rydex Series Funds               0.00%(1)                  $14.32

ALL-ASSET MODERATE STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                 0.00%(1)                  $23.85

All-Asset Moderate Strategy Fund, a series of Rydex Series Funds                   0.00%(1)                  $31.18

ALTERNATIVE STRATEGIES ALLOCATION FUND, A SERIES OF RYDEX VARIABLE TRUST           0.00%(1)                   $7.44

Alternative Strategies Allocation Fund, a series of Rydex Series Funds             0.00%(1)                  $21.01

AMERIGO FUND, A SERIES OF RYDEX VARIABLE TRUST                                     0.90%                    $189.35

None                                                                                N/A                       N/A

BANKING FUND, A SERIES OF RYDEX VARIABLE TRUST                                     0.85%                      $5.36

Banking Fund, a series of Rydex Series Funds                                       0.85%                     $15.87

BASIC MATERIALS FUND, A SERIES OF RYDEX VARIABLE TRUST                             0.85%                     $40.65

Basic Materials Fund, a series of Rydex Series Funds                               0.85%                    $124.08

BIOTECHNOLOGY FUND, A SERIES OF RYDEX VARIABLE TRUST                               0.85%                     $17.99

Biotechnology Fund, a series of Rydex Series Funds                                 0.85%                    $105.50

CLERMONT FUND, A SERIES OF RYDEX VARIABLE TRUST                                    0.90%                     $83.56

None                                                                                N/A                        N/A

COMMODITIES STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                        0.75%(2)                  $23.60

Commodities Strategy Fund, a series of Rydex Series Funds                          0.75%(2)                 $109.21

                                                                             ANNUAL COMPENSATION
                                                                              TO THE INVESTMENT
                                                                                ADVISER (AS A
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                                PERCENTAGE OF AVERAGE        NET ASSETS (IN
Name(s) of Other Fund(s) with Similar Objectives                               DAILY NET ASSETS)            MILLIONS)
-----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS FUND, A SERIES OF RYDEX VARIABLE TRUST                            0.85%                    $18.55

Consumer Products Fund, a series of Rydex Series Funds                              0.85%                    $74.07

DOW 2x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                              0.90%                    $18.14

Dow 2x Strategy Fund, a series of Rydex Dynamic Funds                               0.90%                    $39.19

DWA FLEXIBLE ALLOCATION FUND, A SERIES OF RYDEX VARIABLE TRUST                      1.00%                    $25.03

None                                                                                 N/A                       N/A

DWA SECTOR ROTATION FUND, A SERIES OF RYDEX VARIABLE TRUST                          1.00%                    $35.55

None                                                                                 N/A                       N/A

ELECTRONICS FUND, A SERIES OF RYDEX VARIABLE TRUST                                  0.85%                    $10.86

Electronics Fund, a series of Rydex Series Funds                                    0.85%                    $14.92

ENERGY FUND, A SERIES OF RYDEX VARIABLE TRUST                                       0.85%                    $57.17

Energy Fund, a series of Rydex Series Funds                                         0.85%                   $128.46

ENERGY SERVICES FUND, A SERIES OF RYDEX VARIABLE TRUST                              0.85%                    $55.34

Energy Services Fund, a series of Rydex Series Funds                                0.85%                   $224.73

EUROPE 1.25X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                        0.90%                    $12.19

Europe 1.25x Strategy Fund, a series of Rydex Series Funds                          0.90%                    $32.84

FINANCIAL SERVICES FUND, A SERIES OF RYDEX VARIABLE TRUST                           0.85%                     $8.15

Financial Services Fund, a series of Rydex Series Funds                             0.85%                    $12.08

GOVERNMENT LONG BOND 1.2x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST           0.50%                    $15.66

Government Long Bond 1.2x Strategy Fund, a series of Rydex Series Funds             0.50%                   $102.39

HEALTH CARE FUND, A SERIES OF RYDEX VARIABLE TRUST                                  0.85%                    $19.25

Health Care Fund, a series of Rydex Series Funds                                    0.85%                    $65.66

INTERNET FUND, A SERIES OF RYDEX VARIABLE TRUST                                     0.85%                    $11.34

Internet Fund, a series of Rydex Series Funds                                       0.85%                    $28.70

INVERSE DOW 2x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                      0.90%                     $8.50

Inverse Dow 2x Strategy Fund, a series of Rydex Dynamic Funds                       0.90%                    $37.93

INVERSE GOVERNMENT LONG BOND STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST        0.90%                    $18.71

Inverse Government Long Bond Strategy Fund, a series of Rydex Series Funds          0.90%                   $617.94

                                                                              ANNUAL COMPENSATION
                                                                               TO THE INVESTMENT
                                                                                 ADVISER (AS A
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                                 PERCENTAGE OF AVERAGE       NET ASSETS (IN
Name(s) of Other Fund(s) with Similar Objectives                                DAILY NET ASSETS)           MILLIONS)
-----------------------------------------------------------------------------------------------------------------------
INVERSE MID-CAP STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                      0.90%                     $1.17

Inverse Mid-Cap Strategy Fund, a series of Rydex Series Funds                        0.90%                     $2.28

INVERSE NASDAQ-100(R) STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                0.90%                     $5.73

Inverse NASDAQ-100(R) Strategy Fund, a series of Rydex Series Funds                  0.90%                    $14.17

INVERSE RUSSELL 2000(R) STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST              0.90%                     $3.15

Inverse Russell 2000(R) Strategy Fund, a series of Rydex Series Funds                0.90%                     $9.22

INVERSE S&P 500 STRATEGY FUND                                                        0.90%                    $14.23

Inverse S&P 500 Strategy Fund, a series of Rydex Series Funds                        0.90%                   $136.53

JAPAN 2x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                             0.75%                     $6.29

Japan 2x Strategy Fund, a series of Rydex Series Funds                               0.75%                    $13.84

LEISURE FUND, A SERIES OF RYDEX VARIABLE TRUST                                       0.85%                     $9.26

Leisure Fund, a series of Rydex Series Funds                                         0.85%                     $6.11

MANAGED FUTURES STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                      0.90%(2)                 $16.67

Managed Futures Strategy Fund, a series of Rydex Series Funds                        0.90%(2)              $2,583.87

MID-CAP 1.5X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                         0.90%                    $23.70

Mid-Cap 1.5x Strategy Fund, a series of Rydex Series Funds                           0.90%                    $56.79

MULTI-HEDGE STRATEGIES FUND, A SERIES OF RYDEX VARIABLE TRUST                        1.15%                    $17.49

Multi-Hedge Strategies Fund, a series of Rydex Series Funds                          1.15%(2)                 $73.92

NASDAQ-100(R) 2x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                     0.90%                    $33.22

NASDAQ-100(R) 2x Strategy Fund, a series of Rydex Dynamic Funds                      0.90%                   $288.39

NASDAQ-100(R) FUND, A SERIES OF RYDEX VARIABLE TRUST                                 0.75%                    $52.92

NASDAQ-100(R) Fund, a series of Rydex Series Funds                                   0.75%                   $648.00

NOVA FUND, A SERIES OF RYDEX VARIABLE TRUST                                          0.75%                    $33.31

Nova Fund, a series of Rydex Series Funds                                            0.75%                    $85.58

PRECIOUS METALS FUND, A SERIES OF RYDEX VARIABLE TRUST                               0.75%                   $109.52

Precious Metals Fund, a series of Rydex Series Funds                                 0.75%                   $243.13

                                                                             ANNUAL COMPENSATION
                                                                               TO THE INVESTMENT
                                                                                 ADVISER (AS A
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                                 PERCENTAGE OF AVERAGE       NET ASSETS (IN
Name(s) of Other Fund(s) with Similar Objectives                                DAILY NET ASSETS)           MILLIONS)
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE FUND, A SERIES OF RYDEX VARIABLE TRUST                                   0.85%                    $26.88

Real Estate Fund, a series of Rydex Series Funds                                     0.85%                    $24.86

RETAILING FUND, A SERIES OF RYDEX VARIABLE TRUST                                     0.85%                     $5.81

Retailing Fund, a series of Rydex Series Funds                                       0.85%                    $11.76

RUSSELL 2000(R) 1.5X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                 0.90%                    $19.74

Russell 2000(R) 1.5x Strategy Fund, a series of Rydex Series Funds                   0.90%                    $41.23

RUSSELL 2000(R) 2x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                   0.90%                     $6.35

Russell 2000(R) 2x Strategy Fund, a series of Rydex Dynamic Funds                    0.90%                    $68.85

S&P 500 2x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                           0.90%                    $23.55

S&P 500 2x Strategy Fund, a series of Rydex Dynamic Funds                            0.90%                   $151.74

Rydex 2X S&P 500 ETF, a series of Rydex ETF Trust                                    0.70%                    $94.29

S&P 500 PURE GROWTH FUND, A SERIES OF RYDEX VARIABLE TRUST                           0.75%                    $58.57

S&P 500 Pure Growth Fund, a series of Rydex Series Funds                             0.75%                    $47.33

Rydex S&P 500 Pure Growth ETF, a series of Rydex ETF Trust                           0.35%                   $264.65

S&P 500 PURE VALUE FUND, A SERIES OF RYDEX VARIABLE TRUST                            0.75%                    $41.06

S&P 500 Pure Value Fund, a series of Rydex Series Funds                              0.75%                    $58.06

Rydex S&P 500 Pure Value ETF, a series of Rydex ETF Trust                            0.35%                   $112.93

S&P MIDCAP 400 PURE GROWTH FUND, A SERIES OF RYDEX VARIABLE TRUST                    0.75%                    $61.75

S&P Midcap 400 Pure Growth Fund, a series of Rydex Series Funds                      0.75%                   $286.18

Rydex S&P MidCap 400 Pure Growth ETF, a series of Rydex ETF Trust                    0.35%                   $670.63

S&P MIDCAP 400 PURE VALUE FUND, A SERIES OF RYDEX VARIABLE TRUST                     0.75%                    $24.09

S&P MidCap 400 Pure Value Fund, a series of Rydex Series Funds                       0.75%                    $61.56

Rydex S&P MidCap 400 Pure Value ETF, a series of Rydex ETF Trust                     0.35%                    $60.16

S&P SMALLCAP 600 PURE GROWTH FUND, A SERIES OF RYDEX VARIABLE TRUST                  0.75%                    $32.10

S&P SmallCap 600 Pure Growth Fund, a series of Rydex Series Funds                    0.75%                   $145.49

Rydex S&P SmallCap 600 Pure Growth ETF, a series of Rydex ETF Trust                  0.35%                    $35.19

S&P SMALLCAP 600 PURE VALUE FUND, A SERIES OF RYDEX VARIABLE TRUST                   0.75%                    $17.31

S&P SmallCap 600 Pure Value Fund, a series of Rydex Series Funds                     0.75%                    $26.90

                                                                             ANNUAL COMPENSATION
                                                                               TO THE INVESTMENT
                                                                                 ADVISER (AS A
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                                 PERCENTAGE OF AVERAGE       NET ASSETS (IN
Name(s) of Other Fund(s) with Similar Objectives                                DAILY NET ASSETS)           MILLIONS)
-----------------------------------------------------------------------------------------------------------------------
Rydex S&P SmallCap 600 Pure Value ETF, a series of Rydex ETF Trust                   0.35%                    $90.18

SELECT ALLOCATION FUND, A SERIES OF RYDEX VARIABLE TRUST                             0.90%                    $42.73

None                                                                                  N/A                       N/A

STRENGTHENING DOLLAR 2x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST              0.90%                     $2.77

Strengthening Dollar 2x Strategy Fund, a series of Rydex Series Funds                0.90%                    $26.71

TECHNOLOGY FUND, A SERIES OF RYDEX VARIABLE TRUST                                    0.85%                    $19.90

Technology Fund, a series of Rydex Series Funds                                      0.85%                     82.93

TELECOMMUNICATIONS FUND, A SERIES OF RYDEX VARIABLE TRUST                            0.85%                     $5.76

Telecommunications Fund, a series of Rydex Series Funds                              0.85%                    $12.85

TRANSPORTATION FUND, A SERIES OF RYDEX VARIABLE TRUST                                0.85%                     $7.81

Transportation Fund, a series of Rydex Series Funds                                  0.85%                    $15.35

U.S. GOVERNMENT MONEY MARKET FUND, A SERIES OF RYDEX VARIABLE TRUST                  0.50%                   $162.92

U.S. Government Money Market Fund, a series of Rydex Series Funds                    0.50%                   $868.15

U.S. LONG SHORT MOMENTUM FUND, A SERIES OF RYDEX VARIABLE TRUST                      0.90%                    $53.25

U.S. Long Short Momentum Fund, a series of Rydex Series Funds                        0.90%                   $164.99

UTILITIES FUND, A SERIES OF RYDEX VARIABLE TRUST                                     0.85%                    $14.74

Utilities Fund, a series of Rydex Series Funds                                       0.85%                    $21.87

WEAKENING DOLLAR 2x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                  0.90%                     $6.05

Weakening Dollar 2x Strategy Fund, a series of Rydex Series Funds                    0.90%                    $38.23

                                   APPENDIX F

          FORM OF NEW SUB-ADVISORY AGREEMENT WITH CLS INVESTMENTS, LLC

       AGREEMENT made this [ ] day of [ ], 2011, by and between Security Investors, LLC, a Kansas limited liability company (the "Adviser"), and CLS Investments, LLC, a Nebraska limited liability company (the "Sub-Adviser").

       WHEREAS, Rydex Variable Trust, a Delaware statutory trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

       WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated [ ], 2011, as amended (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as the investment adviser to the separate series of the Trust set forth therein; and

       WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser as its agent to furnish sub-investment advisory services to the Adviser in connection with the management of the separate series of the Trust set forth on Schedule A of this Investment Sub-Advisory Agreement (each a "Fund" and together, the "Funds"), and the Sub-Adviser is willing to render such sub-investment advisory services.

       NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

       1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to each Fund for the period and on the terms set forth in this Agreement (the "Sub-Advisory Agreement"). The Sub-Adviser hereby accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

       2. DELIVERY OF DOCUMENTS. The Sub-Adviser hereby acknowledges receipt of properly certified or authenticated copies of each of the following:

       (a) The Trust's Declaration of Trust and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

       (b)   The Trust's By-Laws and amendments thereto;

       (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub- Adviser and approving this Agreement;

       (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the U.S. Securities and Exchange Commission (the "SEC") and all amendments thereto;

       (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to each Fund; and

       (f) The Trust's most recent prospectus and Statement of Additional Information for each Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

       The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

       3. MANAGEMENT. Subject always to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will furnish, direct, and administer an investment program in respect of, and make investment and reinvestment decisions for, all assets of each Fund and place all orders for the purchase and sale of securities, all on behalf of each Fund. In the performance of its duties, the Sub- Adviser will satisfy its fiduciary duties to each Fund, and will monitor each Fund's investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, any policies or restrictions imposed by the Adviser and/or the Trust, and the stated investment objectives, policies and restrictions of each Fund as provided in each Fund's prospectus and statement of additional information, as amended from time to time. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. The Sub-Adviser shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

       The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

       (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

       (b) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

       (c) will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price consistent with its "best execution" obligation. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services (as those terms are defined in Section 28(e) of the Securities Act of 1934). In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, Rydex Distributors, Inc. or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or Rydex Distributors, Inc., except as may be permitted under the 1940 Act;

       (d) will report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Trustees the management of each Fund, including, without limitation, review of the general investment strategy of each Fund, the performance of each Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

       (e) will maintain books and records required to be maintained by Rule 31a-3 under the 1940 Act with respect to the Trust's securities transactions and will furnish the Adviser and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees or the Adviser may request;

       (f) will act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder; and

       (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

       4. PROXY VOTING; CORPORATE ACTIONS. The Sub-Adviser shall execute and deliver, or cause its nominee to execute and deliver, all proxy votes, notices of meetings and other notices affecting or relating to the securities of each Fund during the term of this Sub-Advisory Agreement. The Sub- Adviser shall maintain and preserve written proxy voting procedures, and shall provide a copy of such voting procedures, along with a record of its actual proxy votes relating to the securities of each Fund, to the Adviser or the Trust upon request. The Adviser and Sub-Adviser understand that the Funds may pursue their investment objectives by investing in other investment companies that are not affiliated "underlying funds" and specific proxy rules are applicable under the 1940 Act to this type of relationship. In particular, the Sub-Adviser will vote all proxies received from the underlying funds in the same proportion that all shares of the underlying funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. Beginning July 1, 2003, the Sub-Adviser shall maintain records regarding proxy voting on behalf of the Funds in order that the Funds may complete the annual Form N-PX filing.

       5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for each Fund, on behalf of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31 a-1 under the 1940 Act.

       6. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Sub-Advisory Agreement.

       7. COMPENSATION. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee paid at the rate specified on Schedule A, which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily net asset value of the assets under the Sub-Adviser's management. This fee will be paid at least quarterly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee. The Sub-Adviser shall not be responsible for expenses and costs of a Fund's operations payable by a Fund or the Adviser.

       8. SERVICES TO OTHERS. The Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser and fiduciary to other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that the Sub-Adviser furnishes adequate disclosure of such possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. For example, whenever a Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company. The Adviser recognizes, and has advised the Trust's Board of Trustees, that in some cases the Sub-Adviser's procedures may adversely affect the size of the position that each Fund may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Sub-Advisory Agreement will not devote their full time to such service and nothing contained in this Sub-Advisory Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

       9. STANDARD OF CARE. Each of the Adviser and Sub-Adviser shall discharge its duties under this Sub-Advisory Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The parties recognize that the opinions, recommendations and actions of the Sub-Adviser will be based on advice and information deemed to be reliable but not guaranteed by or to the Sub-Adviser.

       10. INDEMNIFICATION. Each of the Adviser and Sub-Adviser agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising as a result of the failure to meet the standard of care set forth in the first sentence of Paragraph 9 hereof, Notwithstanding the generality of the foregoing, the Adviser and Sub-Adviser each further agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising or as a result of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligation and duties hereunder. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which each party may have against the other under any federal securities laws based on negligence and which cannot be modified in advance by contract.

       11. DURATION AND TERMINATION. This Sub-Advisory Agreement will become effective as of the date hereof provided that it has been approved by vote of a majority of the outstanding voting securities of each Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for two years.

       Thereafter, if not terminated, this Sub-Advisory Agreement will continue in effect for each Fund for successive periods of 12 months, each ending on the day preceding the anniversary of the Sub- Advisory Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of each Fund. Notwithstanding the foregoing, this Sub-Advisory Agreement may be terminated as to each Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Adviser or by the Sub-Adviser. This Sub-Advisory Agreement will immediately terminate in the event of its assignment. (As used in this Sub-Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms ascribed in the 1940 Act.)

       This Agreement will terminate automatically if the investment advisory agreement between the Trust and the Adviser is terminated.

       12. AMENDMENT OF THIS AGREEMENT. No provision of this Sub-Advisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

       13. MULTIPLE ORIGINALS. This Sub-Advisory Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

       14. CUSTODY. All securities and other assets of each Fund shall be maintained with a custodian designated by the Adviser. The Sub-Adviser shall have no responsibility or liability with respect to any custodial function.

       15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and will be governed by the internal laws of the state of Delaware. The Sub-Adviser shall notify the Adviser of any changes in its officers and directors within a reasonable time.

       16. LIMITATION OF LIABILITY. The names "Rydex Variable Trust" and "Trustees of the Rydex Variable Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. Persons dealing with each Fund must look solely to the assets of the Trust belonging to each Fund for the enforcement of any claims against the Trust.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                   SECURITY INVESTORS, LLC

                                   By:
                                           --------------------------------
                                           Name: Richard M. Goldman
                                           Title: Chief Executive Officer

                                   CLS INVESTMENTS, LLC

                                   By:
                                           --------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                 DATED [ ], 2011
                                     BETWEEN
                             SECURITY INVESTORS, LLC
                                       AND
                              CLS INVESTMENTS, LLC

    Pursuant to Section 7 of this Investment Sub-Advisory Agreement, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

Amerigo Fund ................................................ 0.40%
Clermont Fund ............................................... 0.40%
Select Allocation Fund ...................................... 0.40%

    Should either of the aforementioned Funds not average $10,000,000 in assets over a quarter, the Sub-Adviser will not receive compensation for assets in that Fund for that specific quarter.

                                   APPENDIX G

              INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH CLS INVESTMENTS, LLC AND FEES PAID TO THE SUB-ADVISER

    CLS Investments, LLC (the "Sub-Adviser") currently serves as sub-adviser to the Amerigo Fund, the Clermont Fund and the Select Allocation Fund, each a series of Rydex Variable Trust (collectively, the "CLS Funds"), pursuant to the investment sub-advisory agreement between Security Investors, LLC, the CLS Funds' investment adviser (the "Investment Adviser"), and the Sub-Adviser. The table below provides the following information:

    (i)   the date of the Sub-Advisory Agreement;

    (ii) the date on which the CLS Funds' shareholders last approved the Funds' Sub-Advisory Agreement;

    (iii) the annual rate of sub-advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the CLS Funds; and

    (iv) the aggregate amount of advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the CLS Funds during the CLS Funds' fiscal year ended December 31, 2010.

                         DATE OF          DATE OF LAST                            SUB-ADVISORY
                      SUB-ADVISORY        SHAREHOLDER        SUB-ADVISORY         FEES PAID TO
FUND                   AGREEMENT           APPROVAL              FEES             SUB-ADVISER
----------------------------------------------------------------------------------------------
Amerigo Fund             8/1/2010           5/21/2010            0.40%             $1,069,290

Clermont Fund            8/1/2010           5/21/2010            0.40%               $381,906

Select Allocation        8/1/2010           5/21/2010            0.40%               $228,214
Fund

                                   APPENDIX H

        DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF CLS INVESTMENTS, LLC

MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF CLS INVESTMENTS, LLC. The business address of the managers and principal executive officers is 4020 South 147th Street, Omaha, Nebraska 68137.

                               POSITION HELD WITH CLS       OTHER PRINCIPAL
NAME                           INVESTMENTS, LLC             OCCUPATION/POSITION
------------------------------------------------------------------------------------------------
W. Patrick Clarke              Manager                      Manager, NorthStar Financial
                                                            Services Group, LLC; Manager,
                                                            Gemini Fund Services, LLC;
                                                            Manager, Orion Advisor Services,
                                                            LLC; Manager, Northern Lights
                                                            Distributors, LLC; Manager, Forum
                                                            Financial Consultants LLC;
                                                            Manager, Gemcom, LLC; Manager,
                                                            Northern Lights Compliance
                                                            Services, LLC; Director,
                                                            Constellation Trust Company; and
                                                            President, AdvisorOne Funds

Michael Miola                  Manager                      Manager, NorthStar Financial
                                                            Services Group, LLC; Manager,
                                                            Orion Advisor Services, LLC;
                                                            Manager, Gemcom, LLC; Manager,
                                                            Northern Lights Compliance
                                                            Services, LLC; Director,
                                                            Constellation Trust Company;
                                                            Manager, Gemini Fund Services,
                                                            LLC; and Chairman of the Board of
                                                            Trustees, AdvisorOne Funds

Todd P. Clarke                 President, Manager           N/A

There are no Trustees/Officers of the CLS Funds who hold position(s) with CLS Investments, LLC.

                                   APPENDIX I

         ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
                 ADVISED OR SUB-ADVISED BY CLS INVESTMENTS, LLC

    The table below lists the names of other mutual funds advised or sub-advised by CLS Investments, LLC ("CLS") with similar investment objectives as the Amerigo Fund, Clermont Fund and Select Allocation Fund, each a series of Rydex Variable Trust (the "CLS Funds"), and information concerning the CLS Funds' and such other funds' net assets and the rate of compensation for CLS for its services to the CLS Funds and such other funds.

                                                          ANNUAL
                                                       COMPENSATION
                                                        TO CLS (AS A
                                                       PERCENTAGE OF
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT           AVERAGE DAILY   NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives        NET ASSETS)   (IN MILLIONS)
-------------------------------------------------------------------------------------
AMERIGO FUND, A SERIES OF RYDEX VARIABLE TRUST             0.40%        $   189.4

Amerigo Fund, a series of AdvisorOne Funds*                1.00%        $   576.5

CLERMONT FUND, A SERIES OF RYDEX VARIABLE TRUST            0.40%        $    83.6

Clermont Fund, a series of AdvisorOne Funds*               1.00%        $   256.4

SELECT ALLOCATION FUND, A SERIES OF RYDEX VARIABLE         0.40%        $    42.7
TRUST

Select Allocation Fund (formerly known as                  1.00%        $   240.8
Berolina Fund), a series of AdvisorOne Funds*

* CLS is the investment adviser to the fund.

                                   APPENDIX J

                     FORM OF NEW SUB-ADVISORY AGREEMENT WITH
                        DORSEY, WRIGHT & ASSOCIATES, INC.

         THIS AGREEMENT is made and entered into as of the close of business on the [ ] day of [ ], 2011 between Security Investors, LLC (the "Adviser"), a Kansas limited liability company, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Dorsey Wright & Associates, Inc. (the "Subadviser"), a Virginia corporation registered under the Investment Advisers Act.

                              W I T N E S S E T H:

         WHEREAS, Rydex Variable Trust, a Delaware statutory trust ("RVT" or the "Trust"), is registered with the Securities and Exchange Commission (the
"Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

         WHEREAS, RVT is authorized to issue shares of (a) the DWA Flexible Allocation Fund and (b) the DWA Sector Rotation Fund, each a separate series of RVT (referred to herein individually as the "Fund" and together the "Funds");

         WHEREAS, RVT has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage the Funds' assets;

         WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

         WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser to act as investment adviser for and to manage the Funds' Investments (as defined below) and the Subadviser desires to render such services.

         NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

         1. Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage certain assets of the Funds subject to the supervision of the Adviser and the Board of Trustees of the Trust and to the terms of this Agreement, and consistent with its fiduciary duties to each Fund; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the Funds' Investments (defined below).

         2.     Duties of Subadviser.
                ---------------------

             (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Funds as set forth in each Fund's current prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the

         "Prospectus") and subject to the directions of the Adviser and the Trust's Board to purchase, hold and sell investments for the account of the Funds (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser in managing the Funds shall give the Trust the benefit of its best efforts in rendering its services as Subadviser. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's or the Trust's affairs.

         The Subadviser acknowledges that the Trust may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the Investment Company Act. Accordingly, the Subadviser hereby agrees that it will not consult with any other subadviser of the Trust, or an affiliated person of such other subadviser, concerning transactions for the Trust in securities or other fund assets. The Subadviser shall be limited to providing investment advice with respect to only the Funds, and shall not consult with any other subadviser as to any other portion of the Trust's portfolio concerning transactions for the Trust in securities or other assets.

            (b) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the Trust's Board, to establish and maintain accounts on behalf of each Fund. In addition, the Subadviser is authorized, again subject to the supervision of the Adviser and the Trust's Board, to place orders for the purchase and sale of each Fund's Investments with or through such persons, brokers or dealers as Subadviser may select and also to negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of each Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to each Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and
         (iii) in the opinion of the Subadviser, the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Funds as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, the Trust or the Trust's Board, providing such information as the number of aggregated trades to which the Funds were a party, the broker(s) to whom such trades were directed, and the basis of the allocation for the aggregated trades.

            (c) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds ("Principal Transactions"); provided, however, the Subadviser may enter into a Principal Transaction with the Funds if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction receives the express written approval of the Adviser.

                The Subadviser agrees to adopt and comply with a Code of Ethics that complies with Rule 17j-1 under the Investment Company Act, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Trust with a copy of such Code of Ethics.

            (d) Books and Records. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Funds including, without limitation, the books and records listed in Exhibit A, and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder requested by the Adviser to keep such other books and records of the Funds required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the Investment Company Act (generally 6 years, the first 2 in an easily accessible place), and agrees that such books and records shall remain the sole property of the Trust and shall be immediately surrendered to the Trust upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Trust or the Adviser at any time upon reasonable request, including telecopy, during any business day.

            (e) Information Concerning Investments and Subadviser. From time to time as the Adviser or the Trust may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolio, all in such detail as the Adviser or the Trust may reasonably request. The Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees at the Trust's principal place of business on due notice to review the Investments of the Funds.

            The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser and may be required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

            During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Funds, or the public that refer to the Subadviser for Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five (5) business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Subadviser by first class or overnight mail, facsimile transmission equipment, hand delivery or in electronic format.

            (f) Custody Arrangements. The Subadviser shall provide the Funds' custodian, on each business day with information relating to all transactions concerning the Funds' assets.

            (g) Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with the Trust Agreement and Declaration of Trust, By-Laws, currently effective registration statement, and the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time, and with the written instructions and directions of the Trust's Board and the Adviser, after receipt of such documents from the Trust, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust's Agreement and Declaration of Trust, By-Laws, currently effective registration statement, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the Investment Company Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Funds' and the Trust's overall compliance with the Investment Company Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (g) with respect to the assets of each Fund. The Adviser will provide the Subadviser with reasonable advance notice of any change in the Funds' investment objectives, policies and restrictions as stated in its currently effective registration statement, and the Subadviser shall, in the performance of their duties and obligations under this Agreement, manage the Funds' Investments consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.

            The Adviser shall be responsible for ensuring that the Funds comply with all applicable statutes and regulations necessary to qualify each Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision) and the diversification provisions of
         Section 817(h) of the Code (or any successor provision) and the regulations issued thereunder relating to the diversification requirements for variable insurance contracts and any prospective amendments or other modifications to Section 817 or regulations thereunder. In connection with such compliance tests, the Adviser shall inform the Subadviser prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder or to adequately diversify each Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

            Subadviser further agrees that the Adviser and its affiliates shall be exclusively responsible for the marketing and distribution of shares of the Funds in the United States.

            (h) Information Concerning the Funds. The Adviser or the Trust has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Trust Agreement and Declaration of Trust, (ii) the By-Laws of RVT, (iii) the Funds' registration statement under the Investment Company Act and the Securities Act as filed with the Commission, and (iv) any written instructions of the Funds' Board and the Adviser.

            (i) Voting of Proxies. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Funds. The Subadviser shall provide to the Adviser its applicable proxy voting policies and procedures for inclusion in the Funds' Statement of Additional Information.

            (j) Informational Material. The Subadviser shall provide the Adviser for its review prior to their use, copies of all informational materials prepared by or on behalf of the Subadviser, mentioning either Fund, including but not limited to, advertisements, brochures, and promotional and any other similar materials (the "Informational Materials"), and that such Informational Materials shall conform with, and be disseminated in accordance with, applicable laws.

         3. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.

         4. Compensation. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fees set forth in Exhibit B attached hereto.

         5. Expenses. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement. The Subadviser shall not be responsible for the Trust's, the Funds' or Adviser's expenses.

         6. Delegation. The Subadviser shall not assign or delegate any of its duties under this Agreement without the approval of the Adviser and the Trust's Board.

         7. Non-Exclusivity. The services of the Subadviser to the Trust in managing the Funds are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

         8. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

            (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

            (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to
         Section 9(a) of the Investment Company Act;

            (c) The Subadviser is fully authorized under all applicable law to serve as Subadviser to the Trust and to perform the services described under this Agreement;

            (d) The Subadviser is a corporation duly organized and validly existing under the laws of the Commonwealth of Virginia with the power to own and possess its assets and carry on its business as it is now being conducted;

            (e) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

            (f) This Agreement is a valid and binding agreement of the Subadviser;

            (g) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

            (h) The Subadviser, in accordance with Rule 206(4)9-7 under the Investment Advisers Act, has adopted and will maintain compliance policies and procedures reasonably designed to prevent violation by the Subadviser and its supervised persons (as such term is defined by the Investment Advisers Act) of the Investment Advisers Act and the rules thereunder, has provided the Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and, to the extent the Subadviser's activities and services could affect the Funds, policies and procedures reasonably designed to prevent violation of the federal securities laws (as such terms is defined in Rule 38a-1 under the Investment Company Act) by the Funds and the Subadviser. The Subadviser understands that RVT's Board of Trustees is required to approve the Subadviser's compliance policies and procedures and acknowledges that this Agreement is conditioned upon such Board approval;

            (i) The Subadviser shall not divert any Fund portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Funds, any other series of RVT, or any other registered investment company; and

            (j) The Subadviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

         9. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

            (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

            (b) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

            (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

            (d) This Agreement is a valid and binding agreement of the Adviser;

            (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

            (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

         10. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         11.       Liability and Indemnification.
                   ------------------------------

         (a)       Except as may otherwise be provided by the Investment
Company Act or any other federal securities law, neither the Subadviser nor any of its officers, members or employees (its "AFFILIATES") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser or its Affiliates with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser or its Affiliates for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Investment Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature, or other materials pertaining to each Fund or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein. Unless otherwise obligated under applicable law, neither the Subadviser nor its Affiliates will be liable for consequential or indirect damages even if the Subadviser has been advised of the possibility or likelihood of the occurrence of such damages.

         (b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and its Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Subadviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Investment Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees for use therein. Unless otherwise obligated under applicable law, neither the Adviser nor its Affiliates will be liable for consequential or indirect damages even if the Adviser has been advised of the possibility or likelihood of the occurrence of such damages.

         12.       Duration and Termination.
                   -------------------------

         (a) Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to each of the Funds unless it has first been approved (i) by a vote of a majority of those directors of the Funds who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) to the extent required by applicable law, by vote of a majority of the Funds' outstanding voting securities. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to each Fund if specifically approved each year by either (i) the Board of Trustees of the Funds, or (ii) by the affirmative vote of a majority of the Funds' outstanding voting securities. In addition to the foregoing, each renewal of this Agreement with respect to the Funds must be approved by the vote of a majority of the Funds' directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees of the Funds may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Funds' Board of Trustees to evaluate the terms of this Agreement.

         (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

         (i) By vote of a majority of the Board of Trustees of the Funds, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

         (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured during the notice period, upon twenty (20) days written notice;

         (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

         (iv) By the Subadviser upon sixty (60) days written notice to the Adviser and the Funds.

This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent.

         13. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

         14. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Board of Trustees of the Funds or by a vote of a majority of the outstanding voting securities of the Funds.

         15. Confidentiality. Subject to the duties of the Adviser, the Funds and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof.

         16. Notice. Any notice that is required to be given by the parties to each other (or to the Funds) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

               (a)       If to the Subadviser:

                       Dorsey Wright & Associates, Inc.
                       9201 Forest Hill Avenue; Ste 100
                       Richmond, VA 23225
                       Attention: Watson H. Wright, Secretary/Treasurer
                       Facsimile: (804) 320-8577

               (b)       If to the Adviser:

                       Security Investors, LLC
                       805 King Farm Boulevard, Suite 600
                       Rockville, MD 20850
                       Attention: Rich Goldman
                       Facsimile: (785) 438-3080

                       with a copy to:

                       Security Investors, LLC
                       One Security Benefit Place
                       Topeka, KS 66636-0001
                       Attention: General Counsel
                       Facsimile: (785) 438-3080

         17. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Kansas.

         18. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

         19. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         20. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

         21.       Certain Definitions.
                   --------------------

              (a) "Business day." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

              (b) Miscellaneous. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the U.S. courts or, in the absence of any controlling decisions of any such court, by rules, regulation or order of the Commission validly issued pursuant to the Investment Company Act. Specifically, as used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of each Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                          SECURITY INVESTORS, LLC

                                          By:
                                                 -------------------------------
                                          Name:  Richard Goldman
                                          Title: President

                                          Attest:
                                                 -------------------------------
                                          Name:  Michael Byrum
                                          Title: Secretary

                                          DORSEY, WRIGHT & ASSOCIATES, INC.

                                          By:
                                                 -------------------------------
                                          Name:  Thomas J. Dorsey
                                          Title: President

                                          Attest:
                                                 -------------------------------
                                          Name:  Watson H. Wright
                                          Title: Secretary

                                    EXHIBIT A

                                BOOKS AND RECORDS

Pursuant to Section 2(d) of this Agreement, the following are a list of books and records the Subadviser will keep pursuant to Rule 31a-1(b) and (f) under the Investment Company Act of 1940.

    b. Every registered investment company shall maintain and keep current the following books, accounts, and other documents:

         1. Journals (or other records of original entry) containing an itemized daily record in detail of all purchases and sales of securities (including sales and redemptions of its own securities), all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by custodian or transfer agent), all receipts and disbursements of cash and all other debits and credits. Such records shall show for each such transaction the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which effected, the trade date, the settlement date, and the name of the person through or from whom purchased or received or to whom sold or delivered. In the case of a money market fund, also identify the provider of any Demand Feature or Guarantee (as defined in Rule 2a-7(a)(8) or Rule 2a-7(a)(15) respectively) and give a brief description of the nature of the Demand Feature or Guarantee (e.g., unconditional demand feature, conditional demand feature, letter of credit, or bond insurance) and, in a subsidiary portfolio investment record, provide the complete legal name and accounting and other information (including sufficient information to calculate coupons, accruals, maturities, puts, and calls) necessary to identify, value, and account for each investment.

         5. A record of each brokerage order given by or in behalf of the investment company for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such record shall include the name of the broker, the terms and conditions of the order and of any modification or cancellation thereof, the time of entry or cancellation, the price at which executed, and the time of receipt of report of execution. The record shall indicate the name of the person who placed the order in behalf of the investment company.

         6. A record of all other portfolio purchases or sales showing details comparable to those prescribed in paragraph (b)(5) of this section.

         7. A record of all puts, calls, spreads, straddles, and other options in which the investment company has any direct or indirect interest or which the investment company has granted or guaranteed; and a record of any contractual commitments to purchase, sell, receive or deliver securities or other property (but not including open orders placed with broker-dealers for the purchase or sale of securities, which may be cancelled by the company on notices without penalty or cost of any kind); containing, at least, an identification of the security, the number of units involved, the option price, the date of maturity, the date of issuance, and the person to whom issued.

         9. A record for each fiscal quarter, which shall be completed within ten days after the end of such quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers and the division of brokerage commissions or other compensation on such purchase and sale orders among named persons were made during such quarter. The record shall indicate the consideration given to (i) sales of shares of the investment company by brokers or dealers, (ii) the supplying of services or benefits by brokers or dealers to the investment company, its investment adviser or principal underwriter or any persons affiliated therewith, and (iii) any other considerations other than the technical qualifications of the brokers and dealers as such. The record shall show the nature of the services or benefits made available, and shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation. The record shall also include the identities of the persons responsible for the determination of such allocation and such division of brokerage commissions or other compensation.

        10. A record in the form of an appropriate memorandum identifying the person or persons, committees, or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participated in the authorization. There shall be retained as part of the record required by this paragraph any memorandum, recommendation, or instruction supporting or authorizing the purchase or sale of portfolio securities. The requirements of this paragraph are applicable to the extent they are not met by compliance with the requirements of paragraph (b)(4) of this section.

        11. Files of all advisory material received from the investment adviser, any advisory board or advisory committee, or any other persons from whom the investment company accepts investment advice, other than material which is furnished solely through uniform publications distributed generally.

    f. Every investment adviser not a majority-owned subsidiary of a registered investment company shall maintain such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record such person's transactions with such registered investment company.

                                    EXHIBIT B

                                 SUBADVISORY FEE

         For all services rendered by the Subadviser hereunder, Adviser shall pay to Subadviser an annual fee (the "Subadvisory Fee"), as follows:

         An annual rate of .25% of the average daily net assets of the DWA Flexible Allocation Fund.

         An annual rate of .25% of the average daily net assets of the DWA Sector Rotation Fund.

         For purposes of calculating the compensation to be paid hereunder, each Fund's assets shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of such Fund's shares as described in the then current prospectus for that Fund.

         The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than ten (10) calendar days thereafter. If this Agreement shall be effective for only a portion of a year, then the Subadviser's fee for said year shall be prorated for such portion.

                                   APPENDIX K

              INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH DORSEY, WRIGHT & ASSOCIATES, INC. AND FEES PAID TO THE SUB-ADVISER

         Dorsey, Wright & Associates, Inc. (the "Sub-Adviser") currently serves as sub-adviser to the DWA Flexible Allocation Fund and the DWA Sector Rotation Fund, each a series of Rydex Variable Trust (collectively, the "DWA Funds"), pursuant to the investment sub-advisory agreement between Security Investors, LLC, the DWA Funds' investment adviser (the "Investment Adviser"), and the Sub-Adviser. The table below provides the following information:

         (i)   the date of the Sub-Advisory Agreement;

         (ii) the date on which the DWA Funds' shareholders last approved the DWA Funds' Sub-Advisory Agreement;

         (iii) the annual rate of sub-advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the DWA Funds; and

         (iv) the aggregate amount of advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the DWA Funds during the DWA Funds' fiscal year ended December 31, 2010.

                                    DATE OF          DATE OF LAST                           SUB-ADVISORY
                                 SUB-ADVISORY        SHAREHOLDER        SUB-ADVISORY        FEES PAID TO
FUND                              AGREEMENT           APPROVAL              FEES             SUB-ADVISER
----------------------------------------------------------------------------------------------------------
DWA Flexible Allocation Fund       4/26/2010            2/11/11             0.25%              $27,284

DWA Sector Rotation Fund           4/26/2010            2/11/11             0.25%              $49,279

                                   APPENDIX L

           DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF DORSEY WRIGHT &
                                ASSOCIATES, INC.

MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF DORSEY, WRIGHT & ASSOCIATES, INC. The business address of the managers and principal executive officers is 9210 Forest Hill Avenue, Suite 100, Richmond, VA 23235.

                              POSITION HELD WITH DORSEY,   OTHER PRINCIPAL
NAME                          WRIGHT & ASSOCIATES, INC.    OCCUPATION/POSITION
-------------------------------------------------------------------------------
Thomas J. Dorsey              Director                     President

Watson H. Wright              Director                     Secretary - Treasurer

Tammy F. DeRosier             Director                     Executive Vice President

Susan L. Morrison             Senior Vice President        None

James C. Ball                 Senior Vice President        None

Michael J. Moody              Senior Vice President        None

Harold B. Parker, Jr.         Senior Vice President        None

John G. Lewis                 Vice President               None

Steven T. Raymond             Vice President               None

Paul L. Keeton                Vice President               None

Jay M. Gragnani               Vice President               None

There are no Trustees/Officers of the DWA Funds who hold position(s) with Dorsey, Wright & Associates, Inc.

                                   APPENDIX M

         ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
           ADVISED OR SUB-ADVISED BY DORSEY WRIGHT & ASSOCIATES, INC.

       There are no other mutual funds advised or sub-advised by Dorsey, Wright & Associates, Inc. with similar investment objectives as the DWA
Flexible Allocation Fund and DWA Sector Rotation Fund.

                                   APPENDIX N

                               OUTSTANDING SHARES

       As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

                              RYDEX VARIABLE TRUST

FUND                                                                 SHARES OUTSTANDING
------------------------------------------------------------------------------------------
All-Asset Aggressive Strategy                                              285523.41
All-Asset Conservative Strategy                                            471680.97
All-Asset Moderate Strategy                                                767944.58
Alternative Strategies Allocation                                          332450.77
Amerigo                                                                   4718270.64
Banking                                                                    165968.80
Basic Materials                                                            554509.53
Biotechnology                                                              383924.99
Clermont                                                                  3255209.59
Commodities Strategy                                                      1108871.20
Consumer Products                                                          411395.42
Dow 2x Strategy                                                            156660.79
DWA Flexible Allocation Fund                                               908296.96
DWA Sector Rotation Fund                                                  1239133.61
Electronics                                                                414343.82
Energy                                                                     984416.82
Energy Services                                                            950965.13
Europe 1.25x Strategy                                                      419940.44
Financial Services                                                      312788552.43
Government Long Bond 1.2x Strategy                                        3640154.18
Health Care                                                                595539.10
Internet                                                                   312469.27
Inverse Dow 2x Strategy                                                    773727.89
Inverse Government Long Bond Strategy                                      862808.38
Inverse Mid-Cap Strategy                                                    91667.77
Inverse NASDAQ-100(R) Strategy                                             834092.15
Inverse Russell 2000(R) Strategy                                           442445.40
Inverse S&P 500 Strategy                                                  1035397.34
Japan 2x Strategy                                                          141819.54
Leisure                                                                     93721.73
Managed Futures Strategy                                                   708937.42
Mid-Cap 1.5x Strategy                                                      358637.54
Multi-Hedge Strategies                                                     820330.57
NASDAQ-100(R)                                                             1898772.33
NASDAQ-100(R) 2x Strategy                                                  873066.21
Nova                                                                       287204.57
Precious Metals                                                           4721139.73
Real Estate                                                                644293.93
Retailing                                                                  585075.72
Russell 2000(R) 1.5x Strategy                                              188364.86
Russell 2000(R) 2x Strategy                                                 35379.93
S&P 500 2x Strategy                                                         93812.66
S&P 500 Pure Growth                                                       1185237.16
S&P 500 Pure Value                                                         369459.82

FUND                                                                 SHARES OUTSTANDING
------------------------------------------------------------------------------------------
S&P MidCap 400 Pure Growth                                                 728862.00
S&P MidCap 400 Pure Value                                                  151374.80
S&P SmallCap 600 Pure Growth                                               403441.44
S&P SmallCap 600 Pure Value                                                 73918.36
Select Allocation                                                         1583317.37
Strengthening Dollar 2x Strategy                                          1467477.68
Technology                                                                 771678.36
Telecommunications                                                         360071.40
Transportation                                                             330800.99
U.S. Government Money Market                                               351959.04
U.S. Long Short Momentum                                                  3487850.71
Utilities                                                                 1208246.73
Weakening Dollar 2x Strategy                                                99104.82

                                   APPENDIX O

            BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND

       As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of each Fund's outstanding securities:

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
All-Asset Aggressive Strategy Fund           125,185.11           43.84%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2029
All-Asset Aggressive Strategy Fund           118,806.23           41.61%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0001
All-Asset Aggressive Strategy Fund            33,701.41           11.80%          FSBL VARIABLE ACCOUNT A
                                                                                  ATTN: DENISE MACHELL - FINANCE
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0001
All-Asset Conservative Strategy Fund         328,363.74           69.61%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0002
All-Asset Conservative Strategy Fund         100,129.79           21.23%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2030
All-Asset Conservative Strategy Fund          23,937.52            5.07%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40223
All-Asset Moderate Strategy Fund             517,366.82           67.37%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0003
All-Asset Moderate Strategy Fund             188,730.79           24.58%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2031
All-Asset Moderate Strategy Fund              38,613.23            5.03%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40224
Alternative Strategies Allocation Fund       181,873.39           54.71%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2032
Alternative Strategies Allocation Fund        69,432.86           20.89%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0004
Alternative Strategies Allocation Fund        34,512.50           10.38%          NATIONAL INTEGRITY LIFE INSURANCE CO
                                                                                  400 BROADWAY STREET
                                                                                  CINCINNATI, OH 45202-3341
Alternative Strategies Allocation Fund        31,433.66            9.46%          INTEGRITY LIFE INSURANCE CO
                                                                                  400 BROADWAY STREET
                                                                                  MAIL STATION #24 VA ACCOUNTING
                                                                                  CINCINNATI, OH 45202-3341
Amerigo Fund                               3,946,212.28           83.63%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0005

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
Amerigo Fund                                 389,376.08            8.25%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2033
Banking Fund                                  83,980.23           50.60%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0006
Banking Fund                                  60,134.06           36.23%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2034
Banking Fund                                  21,339.01           12.86%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40225
Basic Materials Fund                         254,006.83           45.81%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0007
Basic Materials Fund                         234,571.11           42.30%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2035
Basic Materials Fund                          60,909.05           10.98%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40226
Biotechnology Fund                           210,157.65           54.74%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2036
Biotechnology Fund                           102,693.05           26.75%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0008
Biotechnology Fund                            64,537.34           16.81%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40227
Clermont Fund                              2,600,976.34           79.90%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0009
Clermont Fund                                391,877.27           12.04%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2037
Commodities Strategy Fund                    581,149.94           52.41%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2038
Commodities Strategy Fund                    421,126.66           37.98%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0010
Consumer Products Fund                       215,006.25           52.26%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2039
Consumer Products Fund                       130,573.15           31.74%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0011

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
Consumer Products Fund                        55,847.96           13.58%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40228
Dow 2x Strategy Fund                          85,912.81           54.84%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2040
Dow 2x Strategy Fund                          46,970.03           29.98%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0012
Dow 2x Strategy Fund                          22,704.84           14.49%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40229
DWA Flexible Allocation Fund                 852,890.04           93.90%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2041
DWA Flexible Allocation Fund                  55,406.92            6.10%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40230
DWA Sector Rotation Fund                   1,193,862.47           96.35%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2042
Electronics Fund                             262,033.48           63.25%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2043
Electronics Fund                             114,436.40           27.62%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0013
Electronics Fund                              30,841.78            7.44%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40231
Energy Fund                                  379,134.71           38.52%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2045
Energy Fund                                  280,121.95           28.46%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0015
Energy Fund                                  177,451.48           18.03%          TRANSAMERICA LIFE INSURANCE COMPANY
                                                                                  4333 EDGEWOOD ROAD NORTHEAST
                                                                                  CEDAR RAPIDS, IA 52499
Energy Fund                                  127,950.34           13.00%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40233
Energy Services Fund                         385,134.71           40.50%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2044
Energy Services Fund                         376,986.74           39.64%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0014
Energy Services Fund                         175,020.37           18.40%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40232

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
Europe 1.25x Strategy Fund                   234,752.90           55.90%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2046
Europe 1.25x Strategy Fund                   129,694.25           30.88%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0016
Europe 1.25x Strategy Fund                    53,678.77           12.78%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40234
Financial Services Fund                      225,587.36           64.09%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2047
Financial Services Fund                      106,717.95           30.32%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0017
Government Long Bond 1.2x Strategy Fund    1,591,781.50           43.73%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2048
Government Long Bond 1.2x Strategy Fund      953,818.28           26.20%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40236
Government Long Bond 1.2x Strategy Fund      547,853.98           15.05%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0019
Government Long Bond 1.2x Strategy Fund      276,597.28            7.60%          FSBL VARIABLE ACCOUNT A
                                                                                  ATTN: DENISE MACHELL - FINANCE
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0003
Health Care Fund                             280,513.27           47.10%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2049
Health Care Fund                             223,345.10           37.50%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0020
Health Care Fund                              70,437.71           11.83%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40237
Internet Fund                                209,154.58           66.93%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2050
Internet Fund                                 68,460.52           21.91%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0021
Internet Fund                                 31,711.57           10.15%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40238
Inverse Dow 2x Strategy Fund                 376,608.01           48.67%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2051

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
Inverse Dow 2x Strategy Fund                310,340.82            40.11%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0022
Inverse Dow 2x Strategy Fund                 85,973.47            11.11%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40239
Inverse Government Long Bond Strategy       335,352.12            38.87%          SECURITY BENEFIT LIFE INSURANCE CO
Fund                                                                              SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0023
Inverse Government Long Bond Strategy       319,128.74            36.98%          NATIONWIDE INSURANCE COMPANY
Fund                                                                              NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2052
Inverse Government Long Bond Strategy        77,805.78             9.02%          PHOENIX HOME LIFE VARIABLE, INSURANCE
Fund                                                                              COMPANY
                                                                                  31 TECH VALLEY DR
                                                                                  EAST GREENBUSH, NY 12061
Inverse Mid-Cap Strategy Fund                65,193.30            71.11%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2053
Inverse Mid-Cap Strategy Fund                21,985.52            23.98%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0024
Inverse NASDAQ-100(R) Strategy Fund         260,034.66            31.17%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2054
Inverse NASDAQ-100(R) Strategy Fund         243,720.25            29.22%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0025
Inverse NASDAQ-100(R) Strategy Fund         178,112.34            21.35%          MIDLAND NATIONAL LIFE
                                                                                  ATTN: VARIABLE ANNUITY DIVISION
                                                                                  PO BOX 79907
                                                                                  WEST DES MOINES, IA 50325-0907
Inverse NASDAQ-100(R) Strategy Fund         100,241.33            12.02%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40240
Inverse NASDAQ-100(R) Strategy Fund          50,591.01             6.07%          AMERITAS LIFE INSURANCE CORP
                                                                                  ATTN: VARIABLE TRADES
                                                                                  5900 O STREET P.O. BOX 81889.
                                                                                  LINCOLN, NE 68501-1889
Inverse Russell 2000(R) Strategy Fund       282,350.17            63.81%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2055
Inverse Russell 2000(R) Strategy Fund       120,771.66            27.30%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0026
Inverse Russell 2000(R) Strategy Fund        34,474.21             7.79%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40241
Inverse S&P 500 Strategy Fund               456,289.50            44.07%          FSBL VARIABLE ACCOUNT A
                                                                                  ATTN: DENISE MACHELL - FINANCE
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0004

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Strategy Fund               230,729.16            22.29%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2056
Inverse S&P 500 Strategy Fund               160,235.55            15.48%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0027
Inverse S&P 500 Strategy Fund                75,237.37             7.27%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40242
Inverse S&P 500 Strategy Fund                67,387.19             6.50%          AMERITAS LIFE INSURANCE CORP
                                                                                  ATTN: VARIABLE TRADES
                                                                                  5900 O STREET P.O. BOX 81889.
                                                                                  LINCOLN, NE 68501-1890
Japan 2x Strategy Fund                       69,864.68             49.26%         NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2057
Japan 2x Strategy Fund                       58,683.15             41.38%         SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0028
Japan 2x Strategy Fund                       11,064.89             7.80%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40243
Leisure Fund                                 82,392.71            87.91%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2058
Leisure Fund                                  8,190.18             8.74%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0029
Managed Futures Strategy Fund               335,328.33            47.30%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2059
Managed Futures Strategy Fund               133,922.90            18.89%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0030
Managed Futures Strategy Fund                76,201.61            10.75%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40244
Managed Futures Strategy Fund                48,233.23             6.80%          RYDEX EPT MODERATE -VA
                                                                                  9601 BLACKWELL RD, STE 500
                                                                                  ROCKVILLE, MD 20850
Managed Futures Strategy Fund                40,286.86             5.68%          RYDEX VA ALTERNATIVE STRATEGIES
                                                                                  ALLOCATION FUND
                                                                                  9601 BLACKWELL RD, STE 500
                                                                                  ROCKVILLE, MD 20850
Mid-Cap 1.5x Strategy Fund                  225,162.08            62.79%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2060
Mid-Cap 1.5x Strategy Fund                   91,640.87            25.55%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0031
Mid-Cap 1.5x Strategy Fund                   39,928.47            11.13%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40245

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
Multi-Hedge Strategies Fund                  299,888.00           36.56%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2061
Multi-Hedge Strategies Fund                  232,211.25           28.31%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0032
Multi-Hedge Strategies Fund                   86,976.09           10.61%          RYDEX EPT MODERATE -VA
                                                                                  9601 BLACKWELL RD, STE 500
                                                                                  ROCKVILLE, MD 20851
Multi-Hedge Strategies Fund                   54,103.69            6.60%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40246
Multi-Hedge Strategies Fund                   48,750.79            5.94%          NATIONAL INTEGRITY LIFE INSURANCE CO
                                                                                  400 BROADWAY STREET
                                                                                  CINCINNATI, OH 45202-3342
Multi-Hedge Strategies Fund                   45,756.40            5.58%          RYDEX VA ALTERNATIVE STRATEGIES
                                                                                  ALLOCATION FUND
                                                                                  9601 BLACKWELL RD, STE 500
                                                                                  ROCKVILLE, MD 20851
NASDAQ-100(R) 2x Strategy Fund               588,280.89           67.38%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0033
NASDAQ-100(R) 2x Strategy Fund               184,973.87           21.19%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2062
NASDAQ-100(R) 2x Strategy Fund                99,195.58           11.36%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40247
NASDAQ-100(R) Fund                           486,619.62           25.63%          AMERICAN SKANDIA LIFE ASSURANCE CO
                                                                                  ONE CORPORATE DRIVE
                                                                                  PO BOX 883
                                                                                  SHELTON, CT 06484-0883
NASDAQ-100(R) Fund                           282,701.58           14.89%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2063
NASDAQ-100(R) Fund                           270,649.34           14.25%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0034
NASDAQ-100(R) Fund                           259,344.86           13.66%          GE LIFE AND ANNUITY INSURANCE CO
                                                                                  ATTN: VARIABLE ACCOUNTING
                                                                                  6610 WEST BROAD STREET
                                                                                  RICHMOND, VA 23230
NASDAQ-100(R) Fund                           244,230.06           12.86%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40248
NASDAQ-100(R) Fund                           154,746.73            8.15%          AMERITAS LIFE INSURANCE CORP
                                                                                  ATTN: VARIABLE TRADES
                                                                                  5900 O STREET P.O. BOX 81889.
                                                                                  LINCOLN, NE 68501-1891
Nova Fund                                    138,454.39           48.21%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2064
Nova Fund                                     51,037.14           17.77%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0035

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
Nova Fund                                     37,724.30           13.13%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40249
Nova Fund                                     21,296.59            7.42%          AMERICAN SKANDIA LIFE ASSURANCE CO
                                                                                  ONE CORPORATE DRIVE
                                                                                  PO BOX 883
                                                                                  SHELTON, CT 06484-0884
Precious Metals Fund                       2,221,291.21           47.05%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2065
Precious Metals Fund                       1,259,827.01           26.68%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0036
Precious Metals Fund                         622,774.71           13.19%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40250
Precious Metals Fund                         567,387.98           12.02%          AMERITAS LIFE INSURANCE CORP
                                                                                  ATTN: VARIABLE TRADES
                                                                                  5900 O STREET P.O. BOX 81889.
                                                                                  LINCOLN, NE 68501-1892
Real Estate Fund                             355,473.61           55.17%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2066
Real Estate Fund                             191,181.83           29.67%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0037
Real Estate Fund                              58,755.87            9.12%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40251
Retailing Fund                               348,248.37           59.52%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2067
Retailing Fund                               143,245.95           24.48%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0038
Retailing Fund                                54,523.18            9.32%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40252
Retailing Fund                                33,015.52            5.64%          SAGE LIFE ASSURANCE COMPANY
                                                                                  969 HIGH RIDGE RD, STE 200
                                                                                  STAMFORD, CT 06905
Russell 2000(R) 1.5x Strategy Fund            90,458.69           48.02%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2068
Russell 2000(R) 1.5x Strategy Fund            40,436.34           21.47%          AMERITAS LIFE INSURANCE CORP
                                                                                  ATTN: VARIABLE TRADES
                                                                                  5900 O STREET P.O. BOX 81889.
                                                                                  LINCOLN, NE 68501-1893
Russell 2000(R) 1.5x Strategy Fund            28,916.40           15.35%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0039
Russell 2000(R) 1.5x Strategy Fund            26,952.52           14.31%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40253

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) 2x Strategy Fund             28,982.29            81.92%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0040
Russell 2000(R) 2x Strategy Fund              6,313.65            17.85%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40254
S&P 500 2x Strategy Fund                     41,607.60            44.36%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2069
S&P 500 2x Strategy Fund                     41,364.94            44.09%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0041
S&P 500 2x Strategy Fund                     10,520.91            11.21%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40255
S&P 500 Pure Growth Fund                    706,696.20            59.62%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2070
S&P 500 Pure Growth Fund                    349,164.78            29.46%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0042
S&P 500 Pure Growth Fund                    116,894.04             9.86%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40256
S&P 500 Pure Value Fund                     232,020.23            62.80%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2071
S&P 500 Pure Value Fund                     109,183.63            29.55%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0043
S&P MidCap 400 Pure Growth Fund             326,225.61            44.75%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2072
S&P MidCap 400 Pure Growth Fund             287,138.82            39.40%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0044
S&P MidCap 400 Pure Growth Fund             107,067.27            14.69%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40257
S&P MidCap 400 Pure Value Fund              101,132.23            66.81%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2073
S&P MidCap 400 Pure Value Fund               32,728.06            21.62%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0045
S&P MidCap 400 Pure Value Fund               15,468.74            10.22%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40258

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
S&P SmallCap 600 Pure Growth Fund            184,656.22           45.77%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0046
S&P SmallCap 600 Pure Growth Fund            162,411.60           40.26%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2074
S&P SmallCap 600 Pure Growth Fund             52,942.87           13.12%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40259
S&P SmallCap 600 Pure Value Fund              31,781.69           42.99%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2075
S&P SmallCap 600 Pure Value Fund              26,774.95           36.22%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0047
S&P SmallCap 600 Pure Value Fund              14,191.92           19.20%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40260
Select Allocation Fund                     1,129,851.68           71.36%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0048
Select Allocation Fund                       364,071.47           22.99%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2076
Select Allocation Fund                        89,394.22            5.65%          FSBL VARIABLE ACCOUNT A
                                                                                  ATTN: DENISE MACHELL - FINANCE
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0005
Strengthening Dollar 2x Strategy Fund        585,659.76           39.91%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0049
Strengthening Dollar 2x Strategy Fund        478,699.89           32.62%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2077
Strengthening Dollar 2x Strategy Fund        400,775.71           27.31%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40261
Technology Fund                              469,742.39           60.87%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2078
Technology Fund                              236,420.27           30.64%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0050
Technology Fund                               54,611.03            7.08%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40262
Telecommunications Fund                      204,541.63           56.80%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2079

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
Telecommunications Fund                        110,649.50         30.73%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0051
Telecommunications Fund                         35,191.71          9.77%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40263
Transportation Fund                            266,461.40         80.55%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2080
Transportation Fund                             34,398.64         10.40%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0052
Transportation Fund                             16,674.33          5.04%          SAGE LIFE ASSURANCE COMPANY
                                                                                  969 HIGH RIDGE RD, STE 200
                                                                                  STAMFORD, CT 06906
U.S. Government Money Market Fund          173,469,119.28         55.46%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0018
U.S. Government Money Market Fund          117,672,305.55         37.62%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40235
U.S. Government Money Market Fund           20,313,973.10          6.49%          FSBL VARIABLE ACCOUNT A
                                                                                  ATTN: DENISE MACHELL - FINANCE
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0002
U.S. Long Short Momentum Fund                1,639,538.43         47.02%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0053
U.S. Long Short Momentum Fund                  786,658.21         22.55%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2081
U.S. Long Short Momentum Fund                  326,384.01          9.36%          RYDEX EPT MODERATE -VA
                                                                                  9601 BLACKWELL RD, STE 500
                                                                                  ROCKVILLE, MD 20852
U.S. Long Short Momentum Fund                  267,590.52          7.67%          LINCOLN BENEFIT LIFE COMPANY
                                                                                  544 LAKEVIEW PRKWAY
                                                                                  VERNON HILLS, IL 60016
Utilities Fund                                 516,873.82         42.78%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2082
Utilities Fund                                 476,834.29         39.46%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0054
Utilities Fund                                 192,718.11         15.95%          JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40264
Weakening Dollar 2x Strategy Fund               50,152.48         50.61%          SECURITY BENEFIT LIFE INSURANCE CO
                                                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                                                  ONE SECURITY BENEFIT PLACE
                                                                                  TOPEKA, KS 66636-0055
Weakening Dollar 2x Strategy Fund               41,440.90         41.81%          NATIONWIDE INSURANCE COMPANY
                                                                                  NWVA4 , C/O IPO PORTFOLIO ACCOUNTING
                                                                                  P.O. BOX 182029
                                                                                  COLUMBUS, OH 43218-2083

                                                                PERCENTAGE
                                             AMOUNT OF            OF THE
         NAME OF THE FUND                  SHARES OWNED           CLASS           NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------
Weakening Dollar 2x Strategy Fund           7,130.27              7.19%           JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                  ATTN: SEPERATE ACCOUNT
                                                                                  9920 CORPORATE CAMPUS, SUITE 1000
                                                                                  LOUISVILLE, IN 40265

---------------------

* A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a "control person" (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party's resultant ability to influence voting on certain matters submitted for shareholder consideration.

                                   APPENDIX P

                          NOMINATING COMMITTEE CHARTER

I.      THE COMMITTEE

        The Nominating Committee (the "Committee") of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust (each a "Trust" and collectively "the Trusts") shall be composed of at least three members plus the Independent Chairman as an ex officio member pursuant to the following sentence, each of whom is a Trustee who is not an "interested person" of the Trusts ("Independent Trustee") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). At any time when there is an Independent Chairman of the Board, the Independent Chairman shall be a full, voting member of the Committee, ex officio. The Board shall appoint the other members of the Committee and shall designate one member of the Committee to act as chairman of the Committee. All members of the Committee appointed by the Board shall serve at the pleasure of the Board. The role of the Committee shall be to assist the Board of Trustees of the Trusts (the "Board") in identifying and nominating individuals to serve as Independent Trustees of the Trusts.

II.     COMMITTEE FUNCTIONS AND RESPONSIBILITIES

        The Committee shall identify and recommend to the Independent Trustees candidates to serve as Independent Trustees, including those to be elected by the Shareholders or appointed by the Board to fill vacancies. For this purpose, the Committee shall canvas, recruit, interview and solicit candidates to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership in light of their background, knowledge and experience, in order to assure that the Board as a whole represents a proper mix of backgrounds and relevant skill sets. The Committee shall also determine whether each such candidate qualifies as not being an "interested person" of the Trusts in terms of both the letter and spirit of the 1940 Act, rules and regulations of the Securities and Exchange Commission ("SEC") adopted under said Act, and any other applicable standards of independence. Among other things, this determination requires the Committee to find the candidates to be independent from the investment advisers, principal underwriters and other principal service providers for the Trusts. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act or the rules and regulations thereunder that might impair independence, (e.g., business, financial or family relationships with investment advisers, principal underwriters or other service providers). Finally, the Committee shall consider the willingness and ability of each such candidate to devote the time and attention needed to perform the functions of an Independent Trustee

            i. The Committee also shall evaluate and report to the Board concerning the qualifications of candidates to serve as "interested" Trustees of the Funds.

            ii. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the SEC regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

            iii. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in a timely fashion in writing and addressed to the Committee at the applicable Trust's offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.    COMMITTEE PROCEDURES

        A.  MEETINGS

            i. The Committee shall meet as needed in open or executive session.

            ii. The Committee may invite members of management, counsel to the Independent Trustees, Fund counsel, advisers and others to attend its meetings as it deems appropriate.

            iii. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws. The chairman, or a person designated by the chairman, shall take minutes of all meetings of the Committee, copies of which shall be furnished to the Board. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

        B.  REPORTS TO THE BOARD

            The Committee shall report its activities to the Board and make such recommendations as are called for under this Charter or as the Committee may otherwise deem necessary or appropriate.

        C.  RESOURCES

            The Committee shall have the resources appropriate to discharge its responsibilities, including the authority to consult with counsel and to retain, at the Trusts' expense, such other experts or advisors as the Committee deems necessary or appropriate.

[LOGO OF RYDEX | SGI]                       PROXY CARD FOR
RYDEX | SGI                                 [FUND NAME PRINTS HERE]
SECURITY GLOBAL INVESTORS(SM)               PROXY FOR A SPECIAL JOINT MEETING OF
                                            SHAREHOLDERS - NOVEMBER 22, 2011

The undersigned hereby appoint(s) Joanna Haigney, Amy Lee and Beth Miller, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. ET, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

----------------------------------------------------
|  TAG ID: 123456                                  |
|                                                  |
|  NA1 - RYDEX SGI - BALLOT 4 - BOOK 4 RYDEX VA    |
|  NA2 - RYDEX SGI - BALLOT 4 - BOOK 4 RYDEX VA    |
|  NA3 - RYDEX SGI - BALLOT 4 - BOOK 4 RYDEX VA    |
|  NA4 - RYDEX SGI - BALLOT 4 - BOOK 4 RYDEX VA    |
|  NA5 - RYDEX SGI - BALLOT 4 - BOOK 4 RYDEX VA    |
|  NA6 - RYDEX SGI - BALLOT 4 - BOOK 4 RYDEX VA    |
|  NA7 - RYDEX SGI - BALLOT 4 - BOOK 4 RYDEX VA    |
----------------------------------------------------

NOTE: This proxy must be signed exactly as your name(s) appears here on. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

________________________________________________________________________________
Shareholder sign here        Date

________________________________________________________________________________
Joint owner sign here        Date

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:       To cast your vote by phone with a proxy voting                     --------------------------------
             representative, please call toll-free 1-877-864-5058.              |                              |
             Representatives are available to take your voting instructions     |        CONTROL NUMBER:       |
             Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.        |         123456789112         |
                                                                                --------------------------------
MAIL:        To vote your proxy by mail, check the appropriate voting box
             on the reverse side of this proxy card, sign and date the card       IMPORTANT NOTICE REGARDING THE
             and return it in the enclosed postage-paid envelope.              AVAILABILITY OF PROXY MATERIALS FOR
                                                                                      THIS SPECIAL MEETING OF
     Options below are available 24 hours a day / 7 days a week                     SHAREHOLDERS TO BE HELD ON
                                                                                        NOVEMBER 22, 2011

TOUCHTONE:  To cast your vote via a touch-tone voting line, call toll-free          THE PROXY STATEMENT FOR THIS
            1-888-227-9349 and enter the control number to the right.                  MEETING IS AVAILABLE AT:
                                                                                   www.proxyonline.us/docs/rydexsgi
INTERNET:   To vote via the Internet, go to www.proxyonline.us and enter the control number found to the right.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

[FUND NAME PRINTS HERE]

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line TOLL-FREE AT 1-877-864-5058. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]

YOU MAY VOTE ON THE PROPOSED CHANGES ON THE PROPOSALS AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

-------------------------------------------------------------------------------------------------------------------
TO VOTE ALL OF THE PROPOSALS IN ACCORDANCE WITH MANAGEMENT'S RECOMMENDATIONS, PLEASE                        FOR ALL
CHECK THE BOX TO THE RIGHT.
IF THE FOR ALL BOX ON THIS BALLOT IS MARKED, THIS VOTE WILL OVERRIDE ANY INDIVIDUAL VOTES MADE BELOW.         [ ]
-------------------------------------------------------------------------------------------------------------------

                                                                               FOR          AGAINST          ABSTAIN
1.   To approve a new investment advisory agreement between the Trust
     and Securities Investors, LLC.                                            [ ]            [ ]              [ ]

2.   To approve a new investment sub-advisory agreement between Securities
     Investors, LLC and CLS Investments, LLC for AMERIGO FUND, CLERMONT
     FUND AND SELECT ALLOCATION FUND.                                          [ ]            [ ]              [ ]

3.   To approve a new investment sub-advisory agreement between Securities
     Investors, LLC and Dorsey, Wright & Associates, Inc. for DWA Flexible
     Allocation Fund and DWA Sector Rotation Fund.                             [ ]            [ ]              [ ]

4.   To approve the following individuals as trustees of the Trust:            FOR          WITHHOLD

         (1) Donald C. Cacciapaglia                                            [ ]            [ ]

         (2) Corey A. Colehour                                                 [ ]            [ ]

         (3) J. Kenneth Dalton                                                 [ ]            [ ]

         (4) John O. Demaret                                                   [ ]            [ ]

         (5) Richard M. Goldman                                                [ ]            [ ]

         (6) Werner E. Keller                                                  [ ]            [ ]

         (7) Thomas F. Lydon                                                   [ ]            [ ]

         (8) Patrick T. McCarville                                             [ ]            [ ]

         (9) Roger Somers                                                      [ ]            [ ]

                                                                               FOR          AGAINST          ABSTAIN
5.   To approve a "manager of managers" arrangement                            [ ]            [ ]              [ ]

6.   To approve the elimination of the fundamental investment policy on investing in other investment companies for - U.S. GOVERNMENT MONEY
     MARKET FUND.                                                              [ ]            [ ]              [ ]

YOU MAY HAVE RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUNDS. PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS! Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated. Thank you for voting.